                      LOAN AND SECURITY AGREEMENT Number:  2882

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Name of Debtor        :  U. S. Long Distance Corp.
Address               :  9311 San Pedro
                         San Antonio, Texas 78216

Name of Secured Party :  Charter Financial, Inc.
Address               :  153 E. 53rd Street, 55th Floor
                         New York, New York 10022

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Quantity  DESCRIPTION OF PERSONAL PROPERTY (Show:  Manufacturer, Model No.,
Serial No., Other Identification)

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       Various equipment as more fully described on the attached Schedule "A"
       annexed hereto and made a part hereof.

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Location of Equipments:  SEE ATTACHED SCHEDULE "A" FOR EQUIPMENT LOCATIONS

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                               SCHEDULE OF OBLIGATIONS

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    Loan Amount ("Unpaid Cash Price Balance")     $2,001,977.78
    Documentation Fees                            $    2,000.00
    Interest ("Finance Charge")                   $  531,642.22
    Time Balance                                  $2,533,620.00
    Term of Loan                                   60 MONTHS
    Number of Payments                             Sixty (60)
    Payments Payable                               MONTHLY
    Amount of Each Payment:                       $   42,227.00

    Debtor agrees to pay the Time Balance to Secured Party in sixty (60) installments commencing on September 1, 1996 and continuing on the 1st day of each month thereafter until and including August 1, 2001. The first installment shall be in the amount of $42,227.00, the next fifty-eight (58) installments shall each be in the amount of $42,227.00 and the last installment shall be in the amount of $42,227.00.

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                           ADDITIONAL TERMS AND CONDITIONS

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    1.  Grant of Security Interest.  Debtor hereby grants to Secured Party a security interest in the personal property described above (hereinafter with all renewals, substitutions and replacements and all parts, repairs, improvements, additions and accessories incorporated therein or affixed thereto referred to as the "Equipment"), together with any and all proceeds thereof and any and all insurance policies and proceeds with respect thereto.

    2. Obligations Secured. The aforesaid security interest is granted by Debtor as security for (a) the payment of the Time Balance (as set forth in the Schedule of Obligations) and the payment and performance of all other indebtedness and obligations now or hereafter owing by Debtor to Secured Party, of any and every kind and description hereunder, and any and all renewals and extensions of the foregoing, and all interest, fees, charges, expenses and attorneys' fees accruing or incurred in connection with any of the foregoing (all of which Time Balance, indebtedness and obligations are hereinafter referred to as the "Liabilities") and (b) the payment and performance of all other indebtedness and obligations now or hereafter owing by Debtor to Secured Party, of any and every kind and description, howsoever arising or evidenced (all of which indebtedness and obligations are hereinafter referred to as the "Other Liabilities"). Subject to Paragraph 15, any nonpayment of any installment or other amounts due hereunder shall result in the obligation on the part of Debtor promptly to pay also an amount equal to five per cent (5%), (or the maximum rate permitted by law, whichever is less) of the installment or other amounts overdue.

    3.  Warranties.  DEBTOR ACKNOWLEDGES THAT SECURED PARTY MAKES NO
WARRANTIES, EXPRESS OR IMPLIED, IN RESPECT OF THE EQUIPMENT, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR ANY PARTICULAR PURPOSE. Secured Party shall not be liable to Debtor for any loss, damage or expense of any kind or nature caused, directly or indirectly, by any Equipment secured hereunder or the use or maintenance thereof or the failure of operation thereof, or the repair, service or adjustment thereof, or by any delay or failure to provide any such maintenance, repairs, service or adjustment, or by any interruption of service or loss of use thereof or for any loss of business howsoever caused. The Equipment shall be shipped directly to Debtor by the supplier thereof and Debtor agrees to accept such delivery. No defect or unfitness of the Equipment, nor any failure or delay on the part of the manufacturer or the shipper of the Equipment to deliver the Equipment or any part thereof to Debtor, shall relieve Debtor of the obligation to pay the Time Balance or any other obligation under this Agreement. Secured Party shall have no obligation under this Agreement in respect of the Equipment and shall have no obligation to install, erect, test, adjust or service the Equipment. Secured Party agrees, so long as there shall not have occurred or be continuing any Event of Default hereunder or event which with lapse of time or notice, or both, might become an Event of Default hereunder, that Secured Party will permit Debtor to enforce in Debtor's own name at Debtor's sole expense any supplier's or manufacturer's warranty or agreement in respect of the Equipment to the extent that such warranty or agreement is assignable.

    4. Assignment. This Agreement shall be assignable by Secured Party, and by its assigns, without the consent of Debtor, but Debtor shall not be obligated to any assignee except upon written notice of such assignment from Secured Party or such assignee. The obligation of Debtor to pay and perform the Liabilities to such assignee shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, and such payments shall be made without interruption or abatement notwithstanding any event or circumstance whatsoever, including, without limitation, the late delivery, non-delivery, destruction or damage of or to the Equipment, the deprivation or limitation of the use of the Equipment, the bankruptcy or insolvency of Secured Party or Debtor or any disaffirmance of this Agreement by or on behalf of Debtor and notwithstanding any defense, set-off, recoupment or counterclaim or any other right whatsoever, whether by reason of breach of this Agreement or of any warranty in respect of the Equipment or otherwise which Debtor may now or hereafter have against Secured Party, and whether any such event shall be by reason of any act or omission of Secured Party (including, without limitation, any negligence of Secured Party) or otherwise; provided, however, that nothing herein contained shall affect any right of Debtor to enforce against Secured Party any claim which Debtor may have against Secured Party in any manner other than by abatement, attachment or recoupment of, interference with, or set-off, counterclaim or defense against, the aforementioned payments to be made to such assignee. Debtor's undertaking herein to pay and perform the Liabilities to an assignee of Secured Party shall constitute a direct, independent and unconditional obligation of Debtor to said assignee. Said assignee shall have no obligations under this Agreement or in respect of the Equipment and shall have no obligation to install, erect, test, adjust or service the Equipment. Debtor also acknowledges and agrees that any assignee of Secured Party's interest in this Agreement shall have the right to exercise all rights, privileges and remedies (either in its own name or in the name of Secured Party) which by the terms of this Agreement are permitted to be exercised by Secured Party.

    5. Damage to or Loss of the Equipment; Requisition. Debtor assumes and shall bear the entire risk of loss or damage to the Equipment from any and every cause, whatsoever. No loss or damage to the Equipment or any part thereof shall affect any obligation of Debtor with respect to the Liabilities and this Agreement, which shall continue in full force and effect. Debtor shall advise Secured Party in writing promptly of any item of Equipment lost or damaged and of the circumstances and extent of such damage. If the Equipment is totally destroyed, irreparably damaged, lost, stolen or title thereto shall be requisitioned or taken by any governmental authority under the power of eminent domain or otherwise, Debtor shall, at the option of Secured Party, replace the same with like equipment in good repair, condition and working order, or pay to Secured Party all Liabilities due and to become due, less the net amount of the recovery, if any, actually received by Secured Party from insurance or otherwise for such destruction, damage, loss, theft, requisition or taking. Whenever the Equipment is destroyed or damaged and, in the sole discretion of Secured Party, such destruction or damage can be repaired, Debtor shall, at its expense, promptly effect such repairs as Secured Party shall deem necessary for compliance with clause (a) of paragraph 7 below. Any proceeds of insurance received by Secured Party with respect to such reparable damage to the Equipment shall, at the election of Secured Party, be applied either to the repair of the Equipment by payment by Secured Party directly to the party completing the repairs, or to the reimbursement of Debtor for the cost of such repairs; provided, however, that Secured Party shall have no obligation to make such payment or any part thereof until receipt of such evidence as Secured Party shall deem satisfactory that such repairs have been completed and further provided that Secured Party may apply such proceeds to the payment of any of the Liabilities or the Other Liabilities due if at the time such proceeds are received by Secured Party there shall have occurred and be continuing any Event of Default hereunder or any event which with lapse of time or notice, or both, would become an Event of Default. Debtor shall, when and as requested by Secured Party, undertake, by litigation or otherwise, in Debtor's name, the collection of any claim against any person for such destruction, damage, loss, theft, requisition or taking, but Secured Party shall not be obligated to undertake, by litigation or otherwise, the collection of any claim against any person for such destruction, damage, loss, theft, requisition or taking.

    6. Representations and Warranties of Debtor. Debtor represents and warrants that: it has the right, power and authority to enter into and carry out the terms and provisions of this Agreement; this Agreement constitutes a valid obligation of the Debtor and is enforceable in accordance with its terms; and entering into this Agreement and carrying out its terms and provisions will not violate the terms or constitute a breach of any other agreement to which Debtor is a party.

    7. Affirmative Covenants of Debtor. Debtor shall (a) cause the Equipment to be kept in good condition and use the Equipment only in the manner for which it was designed and intended so as to subject it only to ordinary wear and tear and cause to be made all needed and proper repairs, renewals and replacements thereto; (b) maintain at all times property damage, fire, theft and comprehensive insurance for the full replacement value of the Equipment, with loss payable provisions in favor of Secured Party and any assignee of Secured Party as the interests may appear, and maintain public liability insurance in amounts satisfactory to Secured Party, naming Secured Party and any assignee of Secured Party as insureds with all of said insurance and loss payable provisions to be in form, substance and amount and written by companies approved by Secured Party, and deliver the policies therefor, or duplicates thereof, to Secured Party; (c) pay or reimburse Secured Party for any and all taxes, assessments and other governmental charges of whatever kind or character, however designated (together with any penalties, fines or interest thereon) levied or based upon or with respect to the Equipment, the Liabilities or this Agreement or upon the manufacture, purchase, ownership, delivery, possession, use, storage, operation, maintenance, repair, return or other disposition of the Equipment, or upon any receipts or earnings arising therefrom, or for titling or registering the Equipment, or upon the income or other proceeds received with respect to the Equipment or this Agreement provided, however, that Debtor shall pay taxes on or measured by the net income of Secured Party and franchise taxes of Secured Party only to the extent that such net income taxes or franchise taxes are levied or assessed in lieu of any other taxes, assessments or other governmental charges hereinabove described; (d) pay all shipping and delivery charges and other expenses incurred in connection with the Equipment and pay all lawful claims, whether for labor, materials, supplies, rents or services, which might or could if unpaid become a lien on the Equipment; (e) comply with all governmental laws, regulations, requirements and rules, all instructions and warranty requirements of Secured Party or the manufacturer of the Equipment, and with the conditions and requirements of all policies of insurance with respect to the Equipment and this Agreement; (f) mark and identify the Equipment with all information and in such manner as Secured Party may request from time to time and replace promptly any such marking or identification which are removed, defaced or destroyed; (g) at any and all times during business hours, grant to Secured Party free access to enter upon the premises wherein the Equipment shall be located and permit Secured Party to inspect the Equipment; (h) reimburse Secured Party for all charges, costs and expenses (including attorneys' fees) incurred by Secured Party in defending or protecting its interests in the Equipment, in the attempted enforcement or enforcement of the provisions of this Agreement or in the attempted collection or collection of any of the Liabilities; (i) indemnify and hold any assignee of Secured Party, and Secured Party, harmless from and against all claims, losses, liabilities, damages, judgments, suits, and all legal proceedings, and any and all costs and expenses in connection therewith (including attorneys' fees) arising out of or in any manner connected with the manufacture, purchase, ownership, delivery, possession, use, storage, operation, maintenance, repair, return or other disposition of the Equipment or with this Agreement, including, without limitation, claims for injury to or death of persons and for damage to property, and give Secured Party prompt notice of any such claim or liability, provided, however, that the foregoing shall not affect or impair any warranty made by Secured Party; and (j) maintain a system of accounts established and administered in accordance with generally accepted accounting principles and practices consistently applied, and, within thirty
(30) days after the end of each fiscal quarter, deliver to Secured Party a balance sheet as at the end of such quarter and statement of operations for such quarter, and, within one hundred and twenty (120) days after the end of each fiscal year, deliver to Secured Party a balance sheet as at the end of such year and statement of operations for such year, in each case prepared in accordance with generally accepted accounting principles and practices consistently applied and certified by Debtor's chief financial officer as fairly presenting the financial position and results of operation of Debtor, and, in the case of year end financial statements, certified by an independent accounting firm acceptable to Secured Party.

    8. Negative Covenants of Debtor. Debtor shall not (a) create, incur, assume or suffer to exist any mortgage, lien, pledge or other encumbrance or attachment of any kind whatsoever upon, affecting or with respect to the Equipment or this Agreement or any of Debtor's interests hereunder; (b) make any changes or alterations in or to the Equipment except as necessary for compliance with clause (a) of paragraph 7 above; (c) permit the name of any person, association or corporation other than Secured Party to be placed on the Equipment as a designation that might be interpreted as a claim of interest in the Equipment; (d) part with possession or control of or suffer or allow to pass out of its possession or control any of the Equipment or change the location of the Equipment or any part thereof from the location shown above; (e) assign or in any way dispose of all or any part of its rights or obligations under this Agreement or enter into any lease of all or any part of the Equipment; or (f) change its name or address from that set forth above unless it shall have given Secured Party no less than thirty (30) days prior written notice thereof.

    9. Equipment Personalty. The Equipment is, and shall at all times be and remain, personal property notwithstanding that the Equipment or any part thereof may now be, or hereafter become, in any manner affixed or attached to, or imbedded in, or permanently resting upon, real property or attached in any manner to real property by cement, plaster, nails, bolts, screws or otherwise. If requested by Secured Party with respect to any item of Equipment, Debtor will obtain and deliver to Secured Party waivers of interest or liens in recordable form, satisfactory to Secured Party, from all persons claiming any interest in the real property on which such item of Equipment is installed or located.

    10. Events of Default and Remedies. If any one or more of the following events ("Events of Default") shall occur:

    (a) Debtor shall fail to make any payment in respect of the Liabilities when due; or

    (b) any certification, statement, representation, warranty or financial report or statement heretofore or hereafter furnished by or on behalf of Debtor or any guarantor of any or all of the Liabilities proves to have been false in any material respect at the time as of which the facts therein set forth were stated or certified or has omitted any material contingent or unliquidated liability or claim against Debtor or any such guarantor; or

    (c) Debtor or any guarantor of any or all of the Liabilities shall fail to perform or observe any covenant, condition or agreement to be performed or observed by it hereunder or under any guaranty agreement; or

    (d) Debtor or any guarantor of any or all of the Liabilities shall be in breach of or in default in the payment and performance of any obligation relating to any of the Other Liabilities; or


    (e) Debtor or any guarantor of any or all of the Liabilities shall cease doing business as a going concern, make an assignment for the benefit of creditors, admit in writing its inability to pay its debts as they become due, file a petition commencing a voluntary case under any chapter of Title 11 of the United States Code entitled "Bankruptcy" (the "Bankruptcy Code"), be adjudicated an insolvent, file a petition seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar arrangement under any present or future statute, law, rule or regulation or file an answer admitting the material allegations of a petition filed against it in any such proceeding, consent to the filing of such a petition or acquiescence in the appointment of a trustee, receiver or liquidator of it or of all or any part of its assets or properties, or take any action looking to its dissolution or liquidation; or

    (f) an order for relief against Debtor or any guarantor of any or all of the Liabilities shall have been entered under any chapter of the Bankruptcy Code or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, readjustment, liquidation, dissolution or similar relief against Debtor or any guarantor of any or all of the Liabilities under any present or future statute, law, rule or regulation, or within thirty (30) days after the appointment without Debtor's or such guarantor's consent or acquiescence of any trustee, receiver or liquidator of it or such guarantor or of all or any part of its or such guarantor's assets and properties, such appointment shall not be vacated, or an order, judgment or decree shall be entered against Debtor or such guarantor by a court of competent jurisdiction and shall continue in effect for any period of ten (10) consecutive days without a stay of execution, or any execution or writ or process shall be issued under any action or proceeding against Debtor whereby the Equipment or its use may be taken or restrained; or

    (g) Debtor or any guarantor of any or all of the Liabilities shall suffer an adverse material change in its financial condition as compared to such condition as at the date hereof, and as a result of such change in condition Secured Party deems itself or any of the Equipment to be insecure;

then and in any such event, Secured Party may, at the sole discretion of Secured Party, without notice or demand and without limitation of any rights and remedies of Secured Party under the Uniform Commercial Code, take any one or more of the following steps:

    (1) Declare all of the Time Balance to be due and payable, whereupon the same shall forthwith mature and become due and payable as provided for in paragraph 15 below, provided, however, upon the occurrence of any of the events specified in subparagraphs (e) and (f) above, all sums as specified in this clause (1) shall immediately be due and payable without notice to Debtor (the date on which Secured Party declares all of the Time Balance to be due and payable is hereinafter referred to as the "Declaration Date");

    (2) proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceedings, whether for the specific performance of any agreement contained herein, or for an injunction against a violation of any of the terms hereof, or in aid of the exercise of any other right, power or remedy granted hereby or by law, equity or otherwise; and

    (3) at any time and from time to time, with or without judicial process and the aid or assistance of others, enter upon any premises wherein any of the Equipment may be located and, without resistance or interference by Debtor, take possession of the Equipment on any such premises, and require Debtor to assemble and make available to Secured Party at the expense of Debtor any part or all of the Equipment at any place or time designated by Secured Party; and remove any part or all of the Equipment from any premises wherein the same may be located for the purpose of effecting the sale or other disposition thereof; and sell, resell, lease, assign and deliver, grant options for or otherwise dispose of any or all of the Equipment in its then condition or following any commercially reasonable preparation or processing, at public or private sale or proceedings, by one or more contracts, in one or more parcels, at the same or different times, with or without having the Equipment at the place of sale or other disposition, for cash and/or credit, and upon any terms, at such place(s) and time(s) and to such persons, firms or corporations as Secured Party shall deem best, all without demand for performance or any notice or advertisement whatsoever, except that Debtor shall be given five (5) business days' written notice of the place and time of any public sale or of the time after which any private sale or other intended disposition is to be made, which notice Debtor hereby agrees shall be deemed reasonable notice thereof. If any of the Equipment is sold by Secured Party upon credit or for future delivery, Secured Party shall not be liable for the failure of the purchaser to pay for same and in such event Secured Party may resell such Equipment. Secured Party may buy any part or all of the Equipment at any public sale and if any part or all of the Equipment is of a type customarily sold in a recognized market or which is the subject of widely distributed standard price quotations Secured Party may buy at private sale and may make payment therefor by application of all or a part of the Liabilities and of all or a part of any Other Liabilities. Any personalty in or attached to the Equipment when repossessed may be held by Secured Party without any liability arising with respect thereto, and any and all claims in connection with such personalty shall be deemed to have been waived unless notice of such claim is made by certified or registered mail upon Secured
Party within three business days after repossession.

Secured Party shall apply the cash proceeds from any sale or other disposition of the Equipment first, to the reasonable expenses of re-taking, holding, preparing for sale, selling, leasing and the like, and to reasonable attorneys' fees and other expenses which are to be paid or reimbursed to Secured Party pursuant hereto, and second, to all outstanding portions of the Liabilities and to any Other Liabilities in such order as Secured Party may elect, and third, any surplus to Debtor, subject to any duty of Secured Party imposed by law to the holder of any subordinate security interest in the Equipment known to Secured Party; provided however, that Debtor shall remain liable with respect to unpaid portions of the Liabilities owing by it and will pay Secured Party on demand any deficiency remaining with interest as provided for in paragraph 15 below.

    11. Secured Party's Right to Perform for Debtor. If Debtor fails to perform or comply with any of its agreements contained herein Secured Party may perform or comply with such agreement and the amount of any payments and expenses incurred by Secured Party in connection with such performance or compliance, together with interest thereon at the rate provided for in paragraph 15 below, shall be deemed a part of the Liabilities and shall be payable by Debtor upon demand.

    12. Further Assurances. Debtor will cooperate with Secured Party for the purpose of protecting the interests of Secured Party in the Equipment, including, without limitation, the execution of all Uniform Commercial Code financing statements requested by Secured Party. Secured Party and any assignee of Secured Party are each authorized to the extent permitted by applicable law to file one or more Uniform Commercial Code financing statements disclosing any security interest in the Equipment without the signature of Debtor or signed by Secured Party or any assignee of Secured Party as attorney-in-fact for Debtor. Debtor will pay all costs of filing any financing, continuation or termination statements with respect to this Agreement, including, without limitation, any documentary stamp taxes relating thereto. Debtor will do whatever may be necessary to have a statement of the interest of Secured Party and of any assignee of Secured Party in the Equipment noted on any certificate of title relating to the Equipment and will deposit said certificate with Secured Party or such assignee. Debtor shall execute and deliver to Secured Party, upon request, such other instruments and assurances as Secured Party deems necessary or advisable for the implementation, effectuation, confirmation or perfection of this Agreement and any rights of Secured Party hereunder.

    13. Non-Waiver; Etc. No course of dealing by Secured Party or Debtor or any delay or omission on the part of Secured Party in exercising any rights hereunder shall operate as a waiver of any rights of Secured Party. No waiver or consent shall be binding upon Secured Party unless it is in writing and signed by Secured Party. A waiver on any one occasion shall not be construed as a bar to or a waiver of any right and/or remedy on any future occasion. To the extent permitted by applicable law, Debtor hereby waives the benefit and advantage of, and covenants not to assert against Secured Party, any valuation, inquisition, stay, appraisement, extension or redemption laws now existing or which may hereafter exist which, but for this provision, might be applicable to any sale or other disposition made under the judgment, order or decree of any court or under the powers of sale and other disposition conferred by this Agreement or otherwise. Debtor hereby waives any right to a jury trial with respect to any matter arising under or in connection with this Agreement.

    14. Entire Agreement; Severability; Etc. This Agreement constitutes the entire agreement between Secured Party and Debtor and all conversations, agreements and representations relating to this Agreement or to the Equipment are integrated herein. If any provision hereof or any remedy herein provided for shall be invalid under any applicable law, such provision or remedy shall be inapplicable and deemed omitted, but the remaining provisions and remedies hereunder shall be given effect in accordance with the intent hereof. Neither this Agreement nor any term hereof may be changed, discharged, terminated or waived except in an instrument in writing signed by the party against which enforcement of the change, discharge, termination or waiver is sought. This Agreement shall in all respects be governed by and construed in accordance with the internal laws of the State of New York, including all matters of construction, validity and performance, and shall be deemed a purchase money security agreement within the meaning of the Uniform Commercial Code. The captions in this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof. This Agreement shall inure to the benefit of and be binding upon Secured Party and Debtor and their respective successors and assigns, subject, however, to the limitations set forth in this Agreement with respect to Debtor's assignment hereof. No right or remedy referred to in this Agreement is intended to be exclusive but each shall be cumulative and in addition to any other right or remedy referred to in this Agreement or otherwise available to Secured Party at law or in equity, and shall be in addition to the provisions contained in any instrument referred to herein and any instrument supplemental hereto. Debtor shall be liable for all costs and expenses, including attorneys' fees and disbursements, incurred by reason of the occurrence of any Event of Default or the exercise of Secured Party's remedies with respect thereto. Time is of the essence with respect to this Agreement and all of its provision.

    15. Prepayment; Rebate; Interest. Except for the installment payments of the Time Balance as set forth in the Schedule of Obligations, the Debtor may not prepay the Time Balance, in whole or in part, at any time. In the event Secured Party declares all of the Time Balance to be due and payable pursuant to clause
(1) of paragraph 10 above, Debtor shall pay to Secured Party an amount equal to the sum of (a) all accrued and unpaid amounts as of the Declaration Date plus interest thereon, and (b) the present value of all future installments set forth in this Agreement over the remaining unexpired term of this Agreement discounted to present value using a discount rate of six percent (6%), provided that the amount of the Finance Charge earned by Secured Party computed as aforesaid shall not exceed the highest amount permitted by applicable law. The Time Balance as reduced to present value in accordance with the preceding sentence shall bear interest from and after the Declaration Date, and all other Liabilities due and payable under the Agreement (including past due installments) shall bear interest from and after their respective due dates, at the lesser of 1.5% per month or the highest rate permitted by applicable law, provided, however, that Debtor shall have no obligation to pay any interest on interest except to the extent permitted by applicable law.

    16. Consent to Jurisdiction. Debtor hereby irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in such state in connection with any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Any such action or proceeding will be maintained in the United States District Court for the Southern District of New York or in any court of the State of New York located in the County of New York and Debtor waives any objections based upon venue or forum non conveniens in connection with any such action or proceeding. Debtor consents that process in any such action or proceeding may be served upon it by registered mail directed to Debtor at its address set forth at the head of this Agreement or in any other manner permitted by applicable law or rules of court. Debtor hereby irrevocably appoints Secretary of State of the State of New York as its agent to receive service of process in any such action or proceeding.

    17. Notices. Notice hereunder shall be deemed given if served personally or by certified or registered mail, return receipt requested, to Secured Party and Debtor at their respective addresses set forth at the head of this Agreement. Any party hereto may from to time by written notice to the other change the address to which notices are to be sent to such party. A copy of any notice sent by Debtor to Secured Party shall be concurrently sent by Debtor to any assignee of Secured Party of which Debtor has notice.

    The Debtor agrees to all the provisions set forth above. This Agreement is executed pursuant to due authorization. DEBTOR ACKNOWLEDGES RECEIPT OF A SIGNED TRUE COPY OF THIS AGREEMENT.

Accepted on August 30, 1996            Date  August 29, 1996

CHARTER FINANCIAL, INC.                U. S. LONG DISTANCE CORP. (Debtor)
(Secured Party)                        ----------------------------------
                                       (Signature of Proprietor or name of
                                       Corporation or Partnership)


By  /s/ STUART ABRAMSON, VP            By  /s/ PHIL STORIN
   ------------------------------         -------------------------------
Its  Vice President                    Its  Sr. VP & CFO
   ------------------------------         -------------------------------
    (Title of Officer)                 (if Corporation, President or Vice
                                       President should sign and give
                                       official title; if Partnership,
                                       state partner)

                   LOAN AND SECURITY AGREEMENT Number: 2883

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Name of Debtor        :  U. S. Long Distance Corp.
Address               :  9311 San Pedro
                         San Antonio, Texas 78216

Name of Secured Party :  Charter Financial, Inc.
Address               :  153 E. 53rd Street, 55th Floor
                         New York, New York 10022

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Quantity  DESCRIPTION OF PERSONAL PROPERTY
(Show:  Manufacturer, Model No., Serial No., Other Identification)

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     Various equipment as more fully described on the attached Schedule "A"
     annexed hereto and made a part hereof.

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Location of Equipments:  SEE ATTACHED SCHEDULE "A" FOR EQUIPMENT LOCATIONS

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                            SCHEDULE OF OBLIGATIONS

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    Loan Amount ("Unpaid Cash Price Balance")     $531,714.80
    Documentation Fees                            $    500.00
    Interest ("Finance Charge")                   $141,185.20
    Time Balance                                  $672,900.00
    Term of Loan                                   60 MONTHS
    Number of Payments                             Sixty (60)
    Payments Payable                                MONTHLY
    Amount of Each Payment:                       $ 11,215.00

     Debtor agrees to pay the Time Balance to Secured Party in sixty (60) installments commencing on September 1, 1996 and continuing on the 1st day of each month thereafter until and including August 1, 2001. The first installment shall be in the amount of $11,215.00, the next fifty-eight (58) installments shall each be in the amount of $11,215.00 and the last installment shall be in the amount of $11,215.00.

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                           ADDITIONAL TERMS AND CONDITIONS

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     1.  Grant of Security Interest.  Debtor hereby grants to Secured Party a security interest in the personal property described above (hereinafter with all renewals, substitutions and replacements and all parts, repairs, improvements, additions and accessories incorporated therein or affixed thereto referred to as the "Equipment"), together with any and all proceeds thereof and any and all insurance policies and proceeds with respect thereto.

     2. Obligations Secured. The aforesaid security interest is granted by Debtor as security for (a) the payment of the Time Balance (as set forth in the Schedule of Obligations) and the payment and performance of all other indebtedness and obligations now or hereafter owing by Debtor to Secured Party, of any and every kind and description hereunder, and any and all renewals and extensions of the foregoing, and all interest, fees, charges, expenses and attorneys' fees accruing or incurred in connection with any of the foregoing (all of which Time Balance, indebtedness and obligations are hereinafter referred to as the "Liabilities") and (b) the payment and performance of all other indebtedness and obligations now or hereafter owing by Debtor to Secured Party, of any and every kind and description, howsoever arising or evidenced (all of which indebtedness and obligations are hereinafter referred to as the "Other Liabilities"). Subject to Paragraph 15, any nonpayment of any installment or other amounts due hereunder shall result in the obligation on the part of Debtor promptly to pay also an amount equal to five per cent (5%), (or the maximum rate permitted by law, whichever is less) of the installment or other amounts overdue.

     3. Warranties. DEBTOR ACKNOWLEDGES THAT SECURED PARTY MAKES NO WARRANTIES, EXPRESS OR IMPLIED, IN RESPECT OF THE EQUIPMENT, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR ANY PARTICULAR PURPOSE. Secured Party shall not be liable to Debtor for any loss, damage or expense of any kind or nature caused, directly or indirectly, by any Equipment secured hereunder or the use or maintenance thereof or the failure of operation thereof. or the repair, service or adjustment thereof, or by any delay or failure to provide any such maintenance. repairs, service or adjustment, or by any interruption of service or loss of use thereof or for any loss of business howsoever caused. The Equipment shall be shipped directly to Debtor by the supplier thereof and Debtor agrees to accept such delivery. No defect or unfitness of the Equipment, nor any failure or delay on the part of the manufacturer or the shipper of the Equipment to deliver the Equipment or any part thereof to Debtor, shall relieve Debtor of the obligation to pay the Time Balance or any other obligation under this Agreement. Secured Party shall have no obligation under this Agreement in respect of the Equipment and shall have no obligation to install, erect, test, adjust or service the Equipment. Secured Party agrees, so long as there shall not have occurred or be continuing any Event of Default hereunder or event which with lapse of time or notice. or both. might become an Event of Default hereunder, that Secured Party will permit Debtor to enforce in Debtor's own name at Debtor's sole expense any supplier's or manufacturer's warranty or agreement in respect of the Equipment to the extent that such warranty or agreement is assignable.

     4. Assignment. This Agreement shall be assignable by Secured Party, and by its assigns, without the consent of Debtor, but Debtor shall not be obligated to any assignee except upon written notice of such assignment from Secured Party or such assignee. The obligation of Debtor to pay and perform the Liabilities to such assignee shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, and such payments shall be made without interruption or abatement notwithstanding any event or circumstance whatsoever, including, without limitation, the late delivery, non-delivery, destruction or damage of or to the Equipment, the deprivation or limitation of the use of the Equipment, the bankruptcy or insolvency of Secured Party or Debtor or any disaffirmance of this Agreement by or on behalf of Debtor and notwithstanding any defense, set-off, recoupment or counterclaim or any other right whatsoever, whether by reason of breach of this Agreement or of any warranty in respect of the Equipment or otherwise which Debtor may now or hereafter have against Secured Parry, and whether any such event shall be by reason of any act or omission of Secured Party (including, without limitation, any negligence of Secured Party) or otherwise; provided, however, that nothing herein contained shall affect any right of Debtor to enforce against Secured Party any claim which Debtor may have against Secured Party in any manner other than by abatement, attachment or recoupment of, interference with, or set-off, counterclaim or defense against, the aforementioned payments to be made to such assignee. Debtor's undertaking herein to pay and perform the Liabilities to an assignee of Secured Party shall constitute a direct, independent and unconditional obligation of Debtor to said assignee. Said assignee shall have no obligations under this Agreement or in respect of the Equipment and shall have no obligation to install, erect, test, adjust or service the Equipment. Debtor also acknowledges and agrees that any assignee of Secured Party's interest in this Agreement shall have the right to exercise all rights, privileges and remedies (either in its own name or in the name of Secured Party) which by the terms of this Agreement are permitted to be exercised by Secured Party.

     5. Damage to or Loss of the Equipment; Requisition. Debtor assumes and shall bear the entire risk of loss or damage to the Equipment from any and every cause, whatsoever. No loss or damage to the Equipment or any part thereof shall affect any obligation of Debtor with respect to the Liabilities and this Agreement, which shall continue in full force and effect. Debtor shall advise Secured Party in writing promptly of any item of Equipment lost or damaged and of the circumstances and extent of such damage. If the Equipment is totally destroyed, irreparably damaged, lost, stolen or title thereto shall be requisitioned or taken by any governmental authority under the power of eminent domain or otherwise, Debtor shall, at the option of Secured Party, replace the same with like equipment in good repair, condition and working order, or pay to Secured Party all Liabilities due and to become due, less the net amount of the recovery, if any, actually received by Secured Party from insurance or otherwise for such destruction, damage, loss, theft, requisition or taking. Whenever the Equipment is destroyed or damaged and, in the sole discretion of Secured Party, such destruction or damage can be repaired, Debtor shall, at its expense, promptly effect such repairs as Secured Party shall deem necessary for compliance with clause (a) of paragraph 7 below. Any proceeds of insurance received by Secured Party with respect to such reparable damage to the Equipment shall, at the election of Secured Party, be applied either to the repair of the Equipment by payment by Secured Party directly to the party completing the repairs, or to the reimbursement of Debtor for the cost of such repairs; provided, however, that Secured Party shall have no obligation to make such payment or any part thereof until receipt of such evidence as Secured Party shall deem satisfactory that such repairs have been completed and further provided that Secured Party may apply such proceeds to the payment of any of the Liabilities or the Other Liabilities due if at the time such proceeds are received by Secured Party there shall have occurred and be continuing any Event of Default hereunder or any event which with lapse of time or notice, or both, would become an Event of Default. Debtor shall, when and as requested by Secured Party, undertake, by litigation or otherwise, in Debtor's name, the collection of any claim against any person for such destruction, damage, loss, theft, requisition or taking, but Secured Party shall not be obligated to undertake, by litigation or otherwise, the collection of any claim against any person for such destruction, damage, loss, theft, requisition or taking.

     6. Representations and Warranties of Debtor. Debtor represents and warrants that: it has the right, power and authority to enter into and carry out the terms and provisions of this Agreement; this Agreement constitutes a valid obligation of the Debtor and is enforceable in accordance with its terms; and entering into this Agreement and carrying out its terms and provisions will not violate the terms or constitute a breach of any other agreement to which Debtor is a party.

     7. Affirmative Covenants of Debtor. Debtor shall (a) cause the Equipment to be kept in good condition and use the Equipment only in the manner for which it was designed and intended so as to subject it only to ordinary wear and tear and cause to be made all needed and proper repairs, renewals and replacements thereto; (b) maintain at all times property damage, fire, theft and comprehensive insurance for the full replacement value of the Equipment, with loss payable provisions in favor of Secured Party and any assignee of Secured Party as the interests may appear, and maintain public liability insurance in amounts satisfactory to Secured Party, naming Secured Party and any assignee of Secured Party as insureds with all of said insurance and loss payable provisions to be in form, substance and amount and written by companies approved by Secured Party, and deliver the policies therefor, or duplicates thereof, to Secured Party; (c) pay or reimburse Secured Party for any and all taxes, assessments and other governmental charges of whatever kind or character, however designated (together with any penalties, fines or interest thereon) levied or based upon or with respect to the Equipment, the Liabilities or this Agreement or upon the manufacture, purchase, ownership, delivery, possession, use, storage, operation, maintenance, repair, return or other disposition of the Equipment, or upon any receipts or earnings arising therefrom, or for titling or registering the Equipment, or upon the income or other proceeds received with respect to the Equipment or this Agreement provided, however, that Debtor shall pay taxes on or measured by the net income of Secured Party and franchise taxes of Secured Party only to the extent that such net income taxes or franchise taxes are levied or assessed in lieu of any other taxes, assessments or other governmental charges hereinabove described; (d) pay all shipping and delivery charges and other expenses incurred in connection with the Equipment and pay all lawful claims, whether for labor, materials, supplies, rents or services, which might or could if unpaid become a lien on the Equipment; (e) comply with all governmental laws, regulations, requirements and rules, all instructions and warranty requirements of Secured Party or the manufacturer of the Equipment, and with the conditions and requirements of all policies of insurance with respect to the Equipment and this Agreement; (f) mark and identify the Equipment with all information and in such manner as Secured Party may request from time to time and replace promptly any such marking or identification which are removed, defaced or destroyed; (g) at any and all times during business hours, grant to Secured Party free access to enter upon the premises wherein the Equipment shall be located and permit Secured Party to inspect the Equipment; (h) reimburse Secured Party for all charges, costs and expenses (including attorneys' fees) incurred by Secured Party in defending or protecting its interests in the Equipment, in the attempted enforcement or enforcement of the provisions of this Agreement or in the attempted collection or collection of any of the Liabilities; (i) indemnify and hold any assignee of Secured Party, and Secured Party, harmless from and against all claims, losses, liabilities, damages, judgments, suits, and all legal proceedings, and any and all costs and expenses in connection therewith (including attorneys' fees) arising out of or in any manner connected with the manufacture, purchase, ownership, delivery, possession, use, storage, operation, maintenance, repair, return or other disposition of the Equipment or with this Agreement, including, without limitation, claims for injury to or death of persons and for damage to property, and give Secured Party prompt notice of any such claim or liability, provided, however, that the foregoing shall not affect or impair any warranty made by Secured Party; and (j) maintain a system of accounts established and administered in accordance with generally accepted accounting principles and practices consistently applied, and, within thirty (30) days after the end of each fiscal quarter, deliver to Secured Party a balance sheet as at the end of such quarter and statement of operations for such quarter, and, within one hundred and twenty (120) days after the end of each fiscal year, deliver to Secured Party a balance sheet as at the end of such year and statement of operations for such year, in each case prepared in accordance with generally accepted accounting principles and practices consistently applied and certified by Debtor's chief financial officer as fairly presenting the financial position and results of operation of Debtor, and, in the case of year end financial statements, certified by an independent accounting firm acceptable to Secured Party.

     8. Negative Covenants of Debtor. Debtor shall not (a) create, incur, assume or suffer to exist any mortgage, lien, pledge or other encumbrance or attachment of any kind whatsoever upon, affecting or with respect to the Equipment or this Agreement or any of Debtor's interests hereunder; (b) make any changes or alterations in or to the Equipment except as necessary for compliance with clause (a) of paragraph 7 above; (c) permit the name of any person, association or corporation other than Secured Party to be placed on the Equipment as a designation that might be interpreted as a claim of interest in the Equipment; (d) part with possession or control of or suffer or allow to pass out of its possession or control any of the Equipment or change the location of the Equipment or any part thereof from the location shown above; (e) assign or in any way dispose of all or any part of its rights or obligations under this Agreement or enter into any lease of all or any part of the Equipment; or (f) change its name or address from that set forth above unless it shall have given Secured Party no less than thirty (30) days prior written notice thereof.

     9. Equipment Personalty. The Equipment is, and shall at all times be and remain, personal property notwithstanding that the Equipment or any part thereof may now be, or hereafter become, in any manner affixed or attached to, or imbedded in, or permanently resting upon, real property or attached in any manner to real property by cement, plaster, nails, bolts, screws or otherwise. If requested by Secured Party with respect to any item of Equipment, Debtor will obtain and deliver to Secured Party waivers of interest or liens in recordable form, satisfactory to Secured Party, from all persons claiming any interest in the real property on which such item of Equipment is installed or located.

     10. Events of Default and Remedies. If any one or more of the following events ("Events of Default") shall occur:

     (a) Debtor shall fail to make any payment in respect of the Liabilities when due; or

     (b) any certification, statement, representation, warranty or financial report or statement heretofore or hereafter furnished by or on behalf of Debtor or any guarantor of any or all of the Liabilities proves to have been false in any material respect at the time as of which the facts therein set forth were stated or certified or has omitted any material contingent or unliquidated liability or claim against Debtor or any such guarantor; or

     (c) Debtor or any guarantor of any or all of the Liabilities shall fail to perform or observe any covenant, condition or agreement to be performed or observed by it hereunder or under any guaranty agreement; or

     (d) Debtor or any guarantor of any or all of the Liabilities shall be in breach of or in default in the payment and performance of any obligation relating to any of the Other Liabilities; or

     (e) Debtor or any guarantor of any or all of the Liabilities shall cease doing business as a going concern, make an assignment for the benefit of creditors, admit in writing its inability to pay its debts as they become due, file a petition commencing a voluntary case under any chapter of Title 11 of the United States Code entitled "Bankruptcy" (the "Bankruptcy Code"), be adjudicated an insolvent, file a petition seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar arrangement under any present or future statute, law, rule or regulation or file an answer admitting the material allegations of a petition filed against it in any such proceeding, consent to the filing of such a petition or acquiescence in the appointment of a trustee, receiver or liquidator of it or of all or any part of its assets or properties, or take any action looking to its dissolution or liquidation; or

     (f) an order for relief against Debtor or any guarantor of any or all of the Liabilities shall have been entered under any chapter of the Bankruptcy Code or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, readjustment, liquidation, dissolution or similar relief against Debtor or any guarantor of any or all of the Liabilities under any present or future statute, law, rule or regulation, or within thirty (30) days after the appointment without Debtor's or such guarantor's consent or acquiescence of any trustee, receiver or liquidator of it or such guarantor or of all or any part of its or such guarantor's assets and properties, such appointment shall not be vacated, or an order, judgment or decree shall be entered against Debtor or such guarantor by a court of competent jurisdiction and shall continue in effect for any period of ten (10) consecutive days without a stay of execution, or any execution or writ or process shall be issued under any action or proceeding against Debtor whereby the Equipment or its use may be taken or restrained; or

     (g) Debtor or any guarantor of any or all of the Liabilities shall suffer an adverse material change in its financial condition as compared to such condition as at the date hereof, and as a result of such change in condition Secured Party deems itself or any of the Equipment to be insecure;

then and in any such event, Secured Party may, at the sole discretion of Secured Party, without notice or demand and without limitation of any rights and remedies of Secured Party under the Uniform Commercial Code, take any one or more of the following steps:

     (1) Declare all of the Time Balance to be due and payable, whereupon the same shall forthwith mature and become due and payable as provided for in paragraph 15 below, provided, however, upon the occurrence of any of the events specified in subparagraphs (e) and (f) above, all sums as specified in this clause (1) shall immediately be due and payable without notice to Debtor (the date on which Secured Party declares all of the Time Balance to be due and payable is hereinafter referred to as the "Declaration Date");

     (2) proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceedings, whether for the specific performance of any agreement contained herein, or for an injunction against a violation of any of the terms hereof, or in aid of the exercise of any other right, power or remedy granted hereby or by law, equity or otherwise; and

     (3) at any time and from time to time, with or without judicial process and the aid or assistance of others, enter upon any premises wherein any of the Equipment may be located and, without resistance or interference by Debtor, take possession of the Equipment on any such premises, and require Debtor to assemble and make available to Secured Party at the expense of Debtor any part or all of the Equipment at any place or time designated by Secured Party; and remove any part or all of the Equipment from any premises wherein the same may be located for the purpose of effecting the sale or other disposition thereof; and sell, resell, lease, assign and deliver, grant options for or otherwise dispose of any or all of the Equipment in its then condition or following any commercially reasonable preparation or processing, at public or private sale or proceedings, by one or more contracts, in one or more parcels, at the same or different times, with or without having the Equipment at the place of sale or other disposition, for cash and/or credit, and upon any terms, at such place(s) and time(s) and to such persons, firms or corporations as Secured Party shall deem best, all without demand for performance or any notice or advertisement whatsoever, except that Debtor shall be given five (5) business days' written notice of the place and time of any public sale or of the time after which any private sale or other intended disposition is to be made, which notice Debtor hereby agrees shall be deemed reasonable notice thereof. If any of the Equipment is sold by Secured Party upon credit or for future delivery, Secured Party shall not be liable for the failure of the purchaser to pay for same and in such event Secured Party may resell such Equipment. Secured Party may buy any part or all of the Equipment at any public sale and if any part or all of the Equipment is of a type customarily sold in a recognized market or which is the subject of widely distributed standard price quotations Secured Party may buy at private sale and may make payment therefor by application of all or a part of the Liabilities and of all or a part of any Other Liabilities. Any personalty in or attached to the Equipment when repossessed may be held by Secured Party without any liability arising with respect thereto, and any and all claims in connection with such personalty shall be deemed to have been waived unless notice of such claim is made by certified or registered mail upon Secured Party within three business days after repossession.

Secured Party shall apply the cash proceeds from any sale or other disposition of the Equipment first, to the reasonable expenses of re-taking, holding, preparing for sale, selling, leasing and the like, and to reasonable attorneys' fees and other expenses which are to be paid or reimbursed to Secured Party pursuant hereto, and second, to all outstanding portions of the Liabilities and to any Other Liabilities in such order as Secured Party may elect, and third, any surplus to Debtor, subject to any duty of Secured Party imposed by law to the holder of any subordinate security interest in the Equipment known to Secured Party; provided however, that Debtor shall remain liable with respect to unpaid portions of the Liabilities owing by it and will pay Secured Party on demand any deficiency remaining with interest as provided for in paragraph 15 below.

     11. Secured Party's Right to Perform for Debtor. If Debtor fails to perform or comply with any of its agreements contained herein Secured Party may perform or comply with such agreement and the amount of any payments and expenses incurred by Secured Party in connection with such performance or compliance, together with interest thereon at the rate provided for in paragraph 15 below, shall be deemed a part of the Liabilities and shall be payable by Debtor upon demand.

     12. Further Assurances. Debtor will cooperate with Secured Party for the purpose of protecting the interests of Secured Party in the Equipment, including, without limitation, the execution of all Uniform Commercial Code financing statements requested by Secured Party. Secured Party and any assignee of Secured Party are each authorized to the extent permitted by applicable law to file one or more Uniform Commercial Code financing statements disclosing any security interest in the Equipment without the signature of Debtor or signed by Secured Party or any assignee of Secured Party as attorney-in-fact for Debtor. Debtor will pay all costs of filing any financing, continuation or termination statements with respect to this Agreement, including, without limitation, any documentary stamp taxes relating thereto. Debtor will do whatever may be necessary to have a statement of the interest of Secured Party and of any assignee of Secured Party in the Equipment noted on any certificate of title relating to the Equipment and will deposit said certificate with Secured Party or such assignee. Debtor shall execute and deliver to Secured Party, upon request, such other instruments and assurances as Secured Party deems necessary or advisable for the implementation, effectuation, confirmation or perfection of this Agreement and any rights of Secured Party hereunder.

     13. Non-Waiver; Etc. No course of dealing by Secured Party or Debtor or any delay or omission on the part of Secured Party in exercising any rights hereunder shall operate as a waiver of any rights of Secured Party. No waiver or consent shall be binding upon Secured Party unless it is in writing and signed by Secured Party. A waiver on any one occasion shall not be construed as a bar to or a waiver of any right and/or remedy on any future occasion. To the extent permitted by applicable law, Debtor hereby waives the benefit and advantage of, and covenants not to assert against Secured Party, any valuation, inquisition, stay, appraisement, extension or redemption laws now existing or which may hereafter exist which, but for this provision, might be applicable to any sale or other disposition made under the judgment, order or decree of any court or under the powers of sale and other disposition conferred by this Agreement or otherwise. Debtor hereby waives any right to a jury trial with respect to any matter arising under or in connection with this Agreement.

     14. Entire Agreement; Severability; Etc. This Agreement constitutes the entire agreement between Secured Party and Debtor and all conversations, agreements and representations relating to this Agreement or to the Equipment are integrated herein. If any provision hereof or any remedy herein provided for shall be invalid under any applicable law, such provision or remedy shall be inapplicable and deemed omitted, but the remaining provisions and remedies hereunder shall be given effect in accordance with the intent hereof.
Neither this Agreement nor any term hereof may be changed, discharged, terminated or waived except in an instrument in writing signed by the party against which enforcement of the change, discharge, termination or waiver is sought. This Agreement shall in all respects be governed by and construed in accordance with the internal laws of the State of New York, including all matters of construction, validity and performance, and shall be deemed a purchase money security agreement within the meaning of the Uniform Commercial Code. The captions in this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof. This Agreement shall inure to the benefit of and be binding upon Secured Party and Debtor and their respective successors and assigns, subject, however, to the limitations set forth in this Agreement with respect to Debtor's assignment hereof. No right or remedy referred to in this Agreement is intended to be exclusive but each shall be cumulative and in addition to any other right or remedy referred to in this Agreement or otherwise available to Secured Party at law or in equity, and shall be in addition to the provisions contained in any instrument referred to herein and any instrument supplemental hereto. Debtor shall be liable for all costs and expenses, including attorneys' fees and disbursements, incurred by reason of the occurrence of any Event of Default or the exercise of Secured Party's remedies with respect thereto. Time is of the essence with respect to this Agreement and all of its provision.

     15. Prepayment; Rebate; Interest. Except for the installment payments of the Time Balance as set forth in the Schedule of Obligations, the Debtor may not prepay the Time Balance, in whole or in part, at any time. In the event Secured Party declares all of the Time Balance to be due and payable pursuant to clause (1) of paragraph 10 above, Debtor shall pay to Secured Party an amount equal to the sum of (a) all accrued and unpaid amounts as of the Declaration Date plus interest thereon, and (b) the present value of all future installments set forth in this Agreement over the remaining unexpired term of this Agreement discounted to present value using a discount rate of six percent (6%), provided that the amount of the Finance Charge earned by Secured Party computed as aforesaid shall not exceed the highest amount permitted by applicable law. The Time Balance as reduced to present value in accordance with the preceding sentence shall bear interest from and after the Declaration Date, and all other Liabilities due and payable under the Agreement (including past due installments) shall bear interest from and after their respective due dates, at the lesser of 1.5% per month or the highest rate permitted by applicable law, provided, however, that Debtor shall have no obligation to pay any interest on interest except to the extent permitted by applicable law.

     16. Consent to Jurisdiction. Debtor hereby irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in such state in connection with any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Any such action or proceeding will be maintained in the United States District Court for the Southern District of New York or in any court of the State of New York located in the County of New York and Debtor waives any objections based upon venue or forum non conveniens in connection with any such action or proceeding. Debtor consents that process in any such action or proceeding may be served upon it by registered mail directed to Debtor at its address set forth at the head of this Agreement or in any other manner permitted by applicable law or rules of court. Debtor hereby irrevocably appoints Secretary of State of the State of New York as its agent to receive service of process in any such action or proceeding.

     17. Notices. Notice hereunder shall be deemed given if served personally or by certified or registered mail, return receipt requested, to Secured Party and Debtor at their respective addresses set forth at the head of this Agreement. Any party hereto may from to time by written notice to the other change the address to which notices are to be sent to such party. A copy of any notice sent by Debtor to Secured Party shall be concurrently sent by Debtor to any assignee of Secured Party of which Debtor has notice.

     The Debtor agrees to all the provisions set forth above. This Agreement is executed pursuant to due authorization. DEBTOR ACKNOWLEDGES RECEIPT OF A SIGNED TRUE COPY OF THIS AGREEMENT.

Accepted on August 30, 1996                 Date  August 29, 1996

CHARTER FINANCIAL, INC.                     U. S. LONG DISTANCE CORP. (Debtor)
(Secured Party)                             -----------------------------------
                                            (Signature of Proprietor or name of
                                            Corporation or Partnership)


By  /s/ STUART ABRAMSON, VP                 By  /s/ PHIL STORIN
   -------------------------                   --------------------------------
Its  Vice President                         Its  Sr. VP & CFO
   --------------------------                   -------------------------------
    (Title of Officer)                      (if Corporation, President or Vice
                                            President should sign and give
                                            official title; if Partnership,
                                            state partner)

     RIDER TO LOAN AND SECURITY AGREEMENT NO. 2883 DATED AUGUST 29, 1996
      (the "AGREEMENT") BETWEEN U.S. LONG DISTANCE CORP. AS DEBTOR AND
                     CHARTER FINANCIAL, INC. AS SECURED PARTY

It shall be an Event of Default under the Agreement if at any time during the term of the Agreement Debtor fails to be in compliance with any of the following:

     (i) Debtor's cash flow coverage at each fiscal year shall be 1.25:1 or better;

     (ii) Debtor's Net Worth at each fiscal year end shall be $30 million or greater; and

     (iii) Debtor's debt to Tangible Net Worth ratio at each fiscal year end shall be 2.5:1 or less.

     As used herein:

     Cash Flow Coverage means the ratio of (x) the sum of income, depreciation expense and amortization expense (and for fiscal year 1996, restructuring expense and spin off charges) to (y), the sum of current maturities of obligations under capital leases and current maturities of loans, notes and other debts payable;

     Tangible Net Worth means (x) the sum of shareholders equity and the balance due under the subordinated note(s) payable to shareholders, less (y) Intangible Assets;

     Intangible Assets means the sum of all accounts receivable from affiliates, good will and all other intangible assets.

In the event that Debtor fails to be in compliance with any of the provisions set forth hereinabove, Debtor may cure the Event of Default resulting from such failure by delivering to Secured Party no later than ninety (90) days following the end of the fiscal year to which such failure applies, a letter of credit in an amount equal to the then present value all remaining payments due under the Agreement, computed using a discount rate of six percent (6%), which letter of credit shall be substantially in the form annexed hereto as exhibit 1, and issued by a bank acceptable to Secured Party (the "LC"). It shall be an Event of Default under the Agreement if Debtor fails to deliver such LC within ninety (90) days after the end of such fiscal year or if at any time prior to the end of the term of the Agreement the LC is not in full force and effect or Secured Party receives notice that the LC will not be replaced or renewed.

     This rider shall be deemed to be an indivisible part of and supplement to the Agreement.

U. S. LONG DISTANCE CORP.                   CHARTER FINANCIAL, INC.

By:  /s/ PHIL STORIN                        By:  /s/ STUART ABRAMSON
   -------------------------                   --------------------------
Title:  Sr. VP & CFO                        Title:  Vice President
      ----------------------                      -----------------------
Date:  11/12/96                             Date:
     -----------------------                     ------------------------

                   LOAN AND SECURITY AGREEMENT Number: 2884

--------------------------------------------------------------------------------
Name of Debtor        :  U. S. Long Distance Corp.
Address               :  9311 San Pedro
                         San Antonio, Texas 78216

Name of Secured Party :  Charter Financial, Inc.
Address               :  153 E. 53rd Street, 55th Floor
                         New York, New York 10022

--------------------------------------------------------------------------------
Quantity  DESCRIPTION OF PERSONAL PROPERTY
(Show:  Manufacturer, Model No., Serial No., Other Identification)

--------------------------------------------------------------------------------

     Various equipment as more fully described on the attached Schedule "A" annexed hereto and made a part hereof.

--------------------------------------------------------------------------------

Location of Equipments:  SEE ATTACHED SCHEDULE "A" FOR EQUIPMENT LOCATIONS

--------------------------------------------------------------------------------
                            SCHEDULE OF OBLIGATIONS

--------------------------------------------------------------------------------

    Loan Amount ("Unpaid Cash Price Balance")     $538,084.12
    Documentation Fees                            $    500.00
    Interest ("Finance Charge")                   $142,655.88
    Time Balance                                  $680,940.00
    Term of Loan                                   60 MONTHS
    Number of Payments                             Sixty (60)
    Payments Payable                                MONTHLY
    Amount of Each Payment:                       $ 11,349.00

    Debtor agrees to pay the Time Balance to Secured Party in sixty (60) installments commencing on September 1, 1996 and continuing on the 1st day of each month thereafter until and including August 1, 2001. The first installment shall be in the amount of $11,349.00, the next fifty-eight (58) installments shall each be in the amount of $11,349.00 and the last installment shall be in the amount of $11,349.00.

--------------------------------------------------------------------------------

                           ADDITIONAL TERMS AND CONDITIONS

--------------------------------------------------------------------------------

    1. Grant of Security Interest. Debtor hereby grants to Secured Party a security interest in the personal property described above (hereinafter with all renewals, substitutions and replacements and all parts, repairs, improvements, additions and accessories incorporated therein or affixed thereto referred to as the "Equipment"), together with any and all proceeds thereof and any and all insurance policies and proceeds with respect thereto.

    2. Obligations Secured. The aforesaid security interest is granted by Debtor as security for (a) the payment of the Time Balance (as set forth in the Schedule of Obligations) and the payment and performance of all other indebtedness and obligations now or hereafter owing by Debtor to Secured Party, of any and every kind and description hereunder, and any and all renewals and extensions of the foregoing, and all interest, fees, charges, expenses and attorneys' fees accruing or incurred in connection with any of the foregoing (all of which Time Balance, indebtedness and obligations are hereinafter referred to as the "Liabilities") and (b) the payment and performance of all other indebtedness and obligations now or hereafter owing by Debtor to Secured Party, of any and every kind and description, howsoever arising or evidenced (all of which indebtedness and obligations are hereinafter referred to as the "Other Liabilities"). Subject to Paragraph 15, any nonpayment of any installment or other amounts due hereunder shall result in the obligation on the part of Debtor promptly to pay also an amount equal to five per cent (5%), (or the maximum rate permitted by law, whichever is less) of the installment or other amounts overdue.

    3.  Warranties.  DEBTOR ACKNOWLEDGES THAT SECURED PARTY MAKES NO
WARRANTIES, EXPRESS OR IMPLIED, IN RESPECT OF THE EQUIPMENT, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR ANY PARTICULAR PURPOSE. Secured Party shall not be liable to Debtor for any loss, damage or expense of any kind or nature caused, directly or indirectly, by any Equipment secured hereunder or the use or maintenance thereof or the failure of operation thereof, or the repair, service or adjustment thereof, or by any delay or failure to provide any such maintenance, repairs, service or adjustment, or by any interruption of service or loss of use thereof or for any loss of business howsoever caused. The Equipment shall be shipped directly to Debtor by the supplier thereof and Debtor agrees to accept such delivery. No defect or unfitness of the Equipment, nor any failure or delay on the part of the manufacturer or the shipper of the Equipment to deliver the Equipment or any part thereof to Debtor, shall relieve Debtor of the obligation to pay the Time Balance or any other obligation under this Agreement. Secured Party shall have no obligation under this Agreement in respect of the Equipment and shall have no obligation to install, erect, test, adjust or service the Equipment. Secured Party agrees, so long as there shall not have occurred or be continuing any Event of Default hereunder or event which with lapse of time or notice, or both, might become an Event of Default hereunder, that Secured Party will permit Debtor to enforce in Debtor's own name at Debtor's sole expense any supplier's or manufacturer's warranty or agreement in respect of the Equipment to the extent that such warranty or agreement is assignable.

    4. Assignment. This Agreement shall be assignable by Secured Party, and by its assigns, without the consent of Debtor, but Debtor shall not be obligated to any assignee except upon written notice of such assignment from Secured Party or such assignee. The obligation of Debtor to pay and perform the Liabilities to such assignee shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, and such payments shall be made without interruption or abatement notwithstanding any event or circumstance whatsoever, including, without limitation, the late delivery, non-delivery, destruction or damage of or to the Equipment, the deprivation or limitation of the use of the Equipment, the bankruptcy or insolvency of Secured Party or Debtor or any disaffirmance of this Agreement by or on behalf of Debtor and notwithstanding any defense, set-off, recoupment or counterclaim or any other right whatsoever, whether by reason of breach of this Agreement or of any warranty in respect of the Equipment or otherwise which Debtor may now or hereafter have against Secured Party, and whether any such event shall be by reason of any act or omission of Secured Party (including, without limitation, any negligence of Secured Party) or otherwise; provided, however, that nothing herein contained shall affect any right of Debtor to enforce against Secured Party any claim which Debtor may have against Secured Party in any manner other than by abatement, attachment or recoupment of, interference with, or set-off, counterclaim or defense against, the aforementioned payments to be made to such assignee. Debtor's undertaking herein to pay and perform the Liabilities to an assignee of Secured Party shall constitute a direct, independent and unconditional obligation of Debtor to said assignee. Said assignee shall have no obligations under this Agreement or in respect of the Equipment and shall have no obligation to install, erect, test, adjust or service the Equipment. Debtor also acknowledges and agrees that any assignee of Secured Party's interest in this Agreement shall have the right to exercise all rights, privileges and remedies (either in its own name or in the name of Secured Party) which by the terms of this Agreement are permitted to be exercised by Secured Party.

    5. Damage to or Loss of the Equipment; Requisition. Debtor assumes and shall bear the entire risk of loss or damage to the Equipment from any and every cause, whatsoever. No loss or damage to the Equipment or any part thereof shall affect any obligation of Debtor with respect to the Liabilities and this Agreement, which shall continue in full force and effect. Debtor shall advise Secured Party in writing promptly of any item of Equipment lost or damaged and of the circumstances and extent of such damage. If the Equipment is totally destroyed, irreparably damaged, lost, stolen or title thereto shall be requisitioned or taken by any governmental authority under the power of eminent domain or otherwise, Debtor shall, at the option of Secured Party, replace the same with like equipment in good repair, condition and working order, or pay to Secured Party all Liabilities due and to become due, less the net amount of the recovery, if any, actually received by Secured Party from insurance or otherwise for such destruction, damage, loss, theft, requisition or taking. Whenever the Equipment is destroyed or damaged and, in the sole discretion of Secured Party, such destruction or damage can be repaired, Debtor shall, at its expense, promptly effect such repairs as Secured Party shall deem necessary for compliance with clause (a) of paragraph 7 below. Any proceeds of insurance received by Secured Party with respect to such reparable damage to the Equipment shall, at the election of Secured Party, be applied either to the repair of the Equipment by payment by Secured Party directly to the party completing the repairs, or to the reimbursement of Debtor for the cost of such repairs; provided, however, that Secured Party shall have no obligation to make such payment or any part thereof until receipt of such evidence as Secured Party shall deem satisfactory that such repairs have been completed and further provided that Secured Party may apply such proceeds to the payment of any of the Liabilities or the Other Liabilities due if at the time such proceeds are received by Secured Party there shall have occurred and be continuing any Event of Default hereunder or any event which with lapse of time or notice, or both, would become an Event of Default. Debtor shall, when and as requested by Secured Party, undertake, by litigation or otherwise, in Debtor's name, the collection of any claim against any person for such destruction, damage, loss, theft, requisition or taking, but Secured Party shall not be obligated to undertake, by litigation or otherwise, the collection of any claim against any person for such destruction, damage, loss, theft, requisition or taking.

    6. Representations and Warranties of Debtor. Debtor represents and warrants that: it has the right, power and authority to enter into and carry out the terms and provisions of this Agreement; this Agreement constitutes a valid obligation of the Debtor and is enforceable in accordance with its terms; and entering into this Agreement and carrying out its terms and provisions will not violate the terms or constitute a breach of any other agreement to which Debtor is a party.

    7. Affirmative Covenants of Debtor. Debtor shall (a) cause the Equipment to be kept in good condition and use the Equipment only in the manner for which it was designed and intended so as to subject it only to ordinary wear and tear and cause to be made all needed and proper repairs, renewals and replacements thereto; (b) maintain at all times property damage, fire, theft and comprehensive insurance for the full replacement value of the Equipment, with loss payable provisions in favor of Secured Party and any assignee of Secured Party as the interests may appear, and maintain public liability insurance in amounts satisfactory to Secured Party, naming Secured Party and any assignee of Secured Party as insureds with all of said insurance and loss payable provisions to be in form, substance and amount and written by companies approved by Secured Party, and deliver the policies therefor, or duplicates thereof, to Secured Party; (c) pay or reimburse Secured Party for any and all taxes, assessments and other governmental charges of whatever kind or character, however designated (together with any penalties, fines or interest thereon) levied or based upon or with respect to the Equipment, the Liabilities or this Agreement or upon the manufacture, purchase, ownership, delivery, possession, use, storage, operation, maintenance, repair, return or other disposition of the Equipment, or upon any receipts or earnings arising therefrom, or for titling or registering the Equipment, or upon the income or other proceeds received with respect to the Equipment or this Agreement provided, however, that Debtor shall pay taxes on or measured by the net income of Secured Party and franchise taxes of Secured Party only to the extent that such net income taxes or franchise taxes are levied or assessed in lieu of any other taxes, assessments or other governmental charges hereinabove described; (d) pay all shipping and delivery charges and other expenses incurred in connection with the Equipment and pay all lawful claims, whether for labor, materials, supplies, rents or services, which might or could if unpaid become a lien on the Equipment; (e) comply with all governmental laws, regulations, requirements and rules, all instructions and warranty requirements of Secured Party or the manufacturer of the Equipment, and with the conditions and requirements of all policies of insurance with respect to the Equipment and this Agreement; (f) mark and identify the Equipment with all information and in such manner as Secured Party may request from time to time and replace promptly any such marking or identification which are removed, defaced or destroyed; (g) at any and all times during business hours, grant to Secured Party free access to enter upon the premises wherein the Equipment shall be located and permit Secured Party to inspect the Equipment; (h) reimburse Secured Party for all charges, costs and expenses (including attorneys' fees) incurred by Secured Party in defending or protecting its interests in the Equipment, in the attempted enforcement or enforcement of the provisions of this Agreement or in the attempted collection or collection of any of the Liabilities; (i) indemnify and hold any assignee of Secured Party, and Secured Party, harmless from and against all claims, losses, liabilities, damages, judgments, suits, and all legal proceedings, and any and all costs and expenses in connection therewith (including attorneys' fees) arising out of or in any manner connected with the manufacture, purchase, ownership, delivery, possession, use, storage, operation, maintenance, repair, return or other disposition of the Equipment or with this Agreement, including, without limitation, claims for injury to or death of persons and for damage to property, and give Secured Party prompt notice of any such claim or liability, provided, however, that the foregoing shall not affect or impair any warranty made by Secured Party; and (j) maintain a system of accounts established and administered in accordance with generally accepted accounting principles and practices consistently applied, and, within thirty
(30) days after the end of each fiscal quarter, deliver to Secured Party a balance sheet as at the end of such quarter and statement of operations for such quarter, and, within one hundred and twenty (120) days after the end of each fiscal year, deliver to Secured Party a balance sheet as at the end of such year and statement of operations for such year, in each case prepared in accordance with generally accepted accounting principles and practices consistently applied and certified by Debtor's chief financial officer as fairly presenting the financial position and results of operation of Debtor, and, in the case of year end financial statements, certified by an independent accounting firm acceptable to Secured Party.

    8. Negative Covenants of Debtor. Debtor shall not (a) create, incur, assume or suffer to exist any mortgage, lien, pledge or other encumbrance or attachment of any kind whatsoever upon, affecting or with respect to the Equipment or this Agreement or any of Debtor's interests hereunder; (b) make any changes or alterations in or to the Equipment except as necessary for compliance with clause (a) of paragraph 7 above; (c) permit the name of any person, association or corporation other than Secured Party to be placed on the Equipment as a designation that might be interpreted as a claim of interest in the Equipment; (d) part with possession or control of or suffer or allow to pass out of its possession or control any of the Equipment or change the location of the Equipment or any part thereof from the location shown above; (e) assign or in any way dispose of all or any part of its rights or obligations under this Agreement or enter into any lease of all or any part of the Equipment; or (f) change its name or address from that set forth above unless it shall have given Secured Party no less than thirty (30) days prior written notice thereof.

    9. Equipment Personalty. The Equipment is, and shall at all times be and remain, personal property notwithstanding that the Equipment or any part thereof may now be, or hereafter become, in any manner affixed or attached to, or imbedded in, or permanently resting upon, real property or attached in any manner to real property by cement, plaster, nails, bolts, screws or otherwise. If requested by Secured Party with respect to any item of Equipment, Debtor will obtain and deliver to Secured Party waivers of interest or liens in recordable form, satisfactory to Secured Party, from all persons claiming any interest in the real property on which such item of Equipment is installed or located.

    10. Events of Default and Remedies. If any one or more of the following events ("Events of Default") shall occur:

    (a) Debtor shall fail to make any payment in respect of the Liabilities when due; or

    (b) any certification, statement, representation, warranty or financial report or statement heretofore or hereafter furnished by or on behalf of Debtor or any guarantor of any or all of the Liabilities proves to have been false in any material respect at the time as of which the facts therein set forth were stated or certified or has omitted any material contingent or unliquidated liability or claim against Debtor or any such guarantor; or

    (c) Debtor or any guarantor of any or all of the Liabilities shall fail to perform or observe any covenant, condition or agreement to be performed or observed by it hereunder or under any guaranty agreement; or

    (d) Debtor or any guarantor of any or all of the Liabilities shall be in breach of or in default in the payment and performance of any obligation relating to any of the Other Liabilities; or

    (e) Debtor or any guarantor of any or all of the Liabilities shall cease doing business as a going concern, make an assignment for the benefit of creditors, admit in writing its inability to pay its debts as they become due, file a petition commencing a voluntary case under any chapter of Title 11 of the United States Code entitled "Bankruptcy" (the "Bankruptcy Code"), be adjudicated an insolvent, file a petition seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar arrangement under any present or future statute, law, rule or regulation or file an answer admitting the material allegations of a petition filed against it in any such proceeding, consent to the filing of such a petition or acquiescence in the appointment of a trustee, receiver or liquidator of it or of all or any part of its assets or properties, or take any action looking to its dissolution or liquidation; or

    (f) an order for relief against Debtor or any guarantor of any or all of the Liabilities shall have been entered under any chapter of the Bankruptcy Code or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, readjustment, liquidation, dissolution or similar relief against Debtor or any guarantor of any or all of the Liabilities under any present or future statute, law, rule or regulation, or within thirty (30) days after the appointment without Debtor's or such guarantor's consent or acquiescence of any trustee, receiver or liquidator of it or such guarantor or of all or any part of its or such guarantor's assets and properties, such appointment shall not be vacated, or an order, judgment or decree shall be entered against Debtor or such guarantor by a court of competent jurisdiction and shall continue in effect for any period of ten (10) consecutive days without a stay of execution, or any execution or writ or process shall be issued under any action or proceeding against Debtor whereby the Equipment or its use may be taken or restrained; or

    (g) Debtor or any guarantor of any or all of the Liabilities shall suffer an adverse material change in its financial condition as compared to such condition as at the date hereof, and as a result of such change in condition Secured Party deems itself or any of the Equipment to be insecure;

then and in any such event, Secured Party may, at the sole discretion of Secured Party, without notice or demand and without limitation of any rights and remedies of Secured Party under the Uniform Commercial Code, take any one or more of the following steps:

    (1) Declare all of the Time Balance to be due and payable, whereupon the same shall forthwith mature and become due and payable as provided for in paragraph 15 below, provided, however, upon the occurrence of any of the events specified in subparagraphs (e) and (f) above, all sums as specified in this clause (1) shall immediately be due and payable without notice to Debtor (the date on which Secured Party declares all of the Time Balance to be due and payable is hereinafter referred to as the "Declaration Date");

    (2) proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceedings, whether for the specific performance of any agreement contained herein, or for an injunction against a violation of any of the terms hereof, or in aid of the exercise of any other right, power or remedy granted hereby or by law, equity or otherwise; and

    (3) at any time and from time to time, with or without judicial process and the aid or assistance of others, enter upon any premises wherein any of the Equipment may be located and, without resistance or interference by Debtor, take possession of the Equipment on any such premises, and require Debtor to assemble and make available to Secured Party at the expense of Debtor any part or all of the Equipment at any place or time designated by Secured Party; and remove any part or all of the Equipment from any premises wherein the same may be located for the purpose of effecting the sale or other disposition thereof; and sell, resell, lease, assign and deliver, grant options for or otherwise dispose of any or all of the Equipment in its then condition or following any commercially reasonable preparation or processing, at public or private sale or proceedings, by one or more contracts, in one or more parcels, at the same or different times, with or without having the Equipment at the place of sale or other disposition, for cash and/or credit, and upon any terms, at such place(s) and time(s) and to such persons, firms or corporations as Secured Party shall deem best, all without demand for performance or any notice or advertisement whatsoever, except that Debtor shall be given five (5) business days' written notice of the place and time of any public sale or of the time after which any private sale or other intended disposition is to be made, which notice Debtor hereby agrees shall be deemed reasonable notice thereof. If any of the Equipment is sold by Secured Party upon credit or for future delivery, Secured Party shall not be liable for the failure of the purchaser to pay for same and in such event Secured Party may resell such Equipment. Secured Party may buy any part or all of the Equipment at any public sale and if any part or all of the Equipment is of a type customarily sold in a recognized market or which is the subject of widely distributed standard price quotations Secured Party may buy at private sale and may make payment therefor by application of all or a part of the Liabilities and of all or a part of any Other Liabilities. Any personalty in or attached to the Equipment when repossessed may be held by Secured Party without any liability arising with respect thereto, and any and all claims in connection with such personalty shall be deemed to have been waived unless notice of such claim is made by certified or registered mail upon Secured Party within three business days after repossession.

Secured Party shall apply the cash proceeds from any sale or other disposition of the Equipment first, to the reasonable expenses of re-taking, holding, preparing for sale, selling, leasing and the like, and to reasonable attorneys' fees and other expenses which are to be paid or reimbursed to Secured Party pursuant hereto, and second, to all outstanding portions of the Liabilities and to any Other Liabilities in such order as Secured Party may elect, and third, any surplus to Debtor, subject to any duty of Secured Party imposed by law to the holder of any subordinate security interest in the Equipment known to Secured Party; provided however, that Debtor shall remain liable with respect to unpaid portions of the Liabilities owing by it and will pay Secured Party on demand any deficiency remaining with interest as provided for in paragraph 15 below.

    11. Secured Party's Right to Perform for Debtor. If Debtor fails to perform or comply with any of its agreements contained herein Secured Party may perform or comply with such agreement and the amount of any payments and expenses incurred by Secured Party in connection with such performance or compliance, together with interest thereon at the rate provided for in paragraph 15 below, shall be deemed a part of the Liabilities and shall be payable by Debtor upon demand.

    12. Further Assurances. Debtor will cooperate with Secured Party for the purpose of protecting the interests of Secured Party in the Equipment, including, without limitation, the execution of all Uniform Commercial Code financing statements requested by Secured Party. Secured Party and any assignee of Secured Party are each authorized to the extent permitted by applicable law to file one or more Uniform Commercial Code financing statements disclosing any security interest in the Equipment without the signature of Debtor or signed by Secured Party or any assignee of Secured Party as attorney-in-fact for Debtor. Debtor will pay all costs of filing any financing, continuation or termination statements with respect to this Agreement, including, without limitation, any documentary stamp taxes relating thereto. Debtor will do whatever may be necessary to have a statement of the interest of Secured Party and of any assignee of Secured Party in the Equipment noted on any certificate of title relating to the Equipment and will deposit said certificate with Secured Party or such assignee. Debtor shall execute and deliver to Secured Party, upon request, such other instruments and assurances as Secured Party deems necessary or advisable for the implementation, effectuation, confirmation or perfection of this Agreement and any rights of Secured Party hereunder.

    13. Non-Waiver; Etc. No course of dealing by Secured Party or Debtor or any delay or omission on the part of Secured Party in exercising any rights hereunder shall operate as a waiver of any rights of Secured Party. No waiver or consent shall be binding upon Secured Party unless it is in writing and signed by Secured Party. A waiver on any one occasion shall not be construed as a bar to or a waiver of any right and/or remedy on any future occasion. To the extent permitted by applicable law, Debtor hereby waives the benefit and advantage of, and covenants not to assert against Secured Party, any valuation, inquisition, stay, appraisement, extension or redemption laws now existing or which may hereafter exist which, but for this provision, might be applicable to any sale or other disposition made under the judgment, order or decree of any court or under the powers of sale and other disposition conferred by this Agreement or otherwise. Debtor hereby waives any right to a jury trial with respect to any matter arising under or in connection with this Agreement.

    14. Entire Agreement; Severability; Etc. This Agreement constitutes the entire agreement between Secured Party and Debtor and all conversations, agreements and representations relating to this Agreement or to the Equipment are integrated herein. If any provision hereof or any remedy herein provided for shall be invalid under any applicable law, such provision or remedy shall be inapplicable and deemed omitted, but the remaining provisions and remedies hereunder shall be given effect in accordance with the intent hereof. Neither this Agreement nor any term hereof may be changed, discharged, terminated or waived except in an instrument in writing signed by the party against which enforcement of the change, discharge, termination or waiver is sought. This Agreement shall in all respects be governed by and construed in accordance with the internal laws of the State of New York, including all matters of construction, validity and performance, and shall be deemed a purchase money security agreement within the meaning of the Uniform Commercial Code. The captions in this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof. This Agreement shall inure to the benefit of and be binding upon Secured Party and Debtor and their respective successors and assigns, subject, however, to the limitations set forth in this Agreement with respect to Debtor's assignment hereof. No right or remedy referred to in this Agreement is intended to be exclusive but each shall be cumulative and in addition to any other right or remedy referred to in this Agreement or otherwise available to Secured Party at law or in equity, and shall be in addition to the provisions contained in any instrument referred to herein and any instrument supplemental hereto. Debtor shall be liable for all costs and expenses, including attorneys' fees and disbursements, incurred by reason of the occurrence of any Event of Default or the exercise of Secured Party's remedies with respect thereto. Time is of the essence with respect to this Agreement and all of its provision.

    15. Prepayment; Rebate; Interest. Except for the installment payments of the Time Balance as set forth in the Schedule of Obligations, the Debtor may not prepay the Time Balance, in whole or in part, at any time. In the event Secured Party declares all of the Time Balance to be due and payable pursuant to clause
(1) of paragraph 10 above, Debtor shall pay to Secured Party an amount equal to the sum of (a) all accrued and unpaid amounts as of the Declaration Date plus interest thereon, and (b) the present value of all future installments set forth in this Agreement over the remaining unexpired term of this Agreement discounted to present value using a discount rate of six percent (6%), provided that the amount of the Finance Charge earned by Secured Party computed as aforesaid shall not exceed the highest amount permitted by applicable law. The Time Balance as reduced to present value in accordance with the preceding sentence shall bear interest from and after the Declaration Date, and all other Liabilities due and payable under the Agreement (including past due installments) shall bear interest from and after their respective due dates, at the lesser of 1.5% per month or the highest rate permitted by applicable law, provided, however, that Debtor shall have no obligation to pay any interest on interest except to the extent permitted by applicable law.

    16. Consent to Jurisdiction. Debtor hereby irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in such state in connection with any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Any such action or proceeding will be maintained in the United States District Court for the Southern District of New York or in any court of the State of New York located in the County of New York and Debtor waives any objections based upon venue or forum non conveniens in connection with any such action or proceeding. Debtor consents that process in any such action or proceeding may be served upon it by registered mail directed to Debtor at its address set forth at the head of this Agreement or in any other manner permitted by applicable law or rules of court. Debtor hereby irrevocably appoints Secretary of State of the State of New York as its agent to receive service of process in any such action or proceeding.

    17. Notices. Notice hereunder shall be deemed given if served personally or by certified or registered mail, return receipt requested, to Secured Party and Debtor at their respective addresses set forth at the head of this Agreement. Any party hereto may from to time by written notice to the other change the address to which notices are to be sent to such party. A copy of any notice sent by Debtor to Secured Party shall be concurrently sent by Debtor to any assignee of Secured Party of which Debtor has notice.

    The Debtor agrees to all the provisions set forth above. This Agreement is executed pursuant to due authorization. DEBTOR ACKNOWLEDGES RECEIPT OF A SIGNED TRUE COPY OF THIS AGREEMENT.


Accepted on August 30, 1996                 Date  August 29, 1996

CHARTER FINANCIAL, INC.                     U. S. LONG DISTANCE CORP. (Debtor)
(Secured Party)                             -----------------------------------
                                            (Signature of Proprietor or name of
                                            Corporation or Partnership)


By  /s/ STUART ABRAMSON, VP                 By  /s/ PHIL STORIN
   -------------------------                   --------------------------------
Its  Vice President                         Its  Sr. VP & CFO
   --------------------------                   -------------------------------
    (Title of Officer)                      (if Corporation, President or Vice
                                            President should sign and give
                                            official title; if Partnership,
                                            state partner)

     RIDER TO LOAN AND SECURITY AGREEMENT NO. 2884 DATED AUGUST 29, 1996
      (the "AGREEMENT") BETWEEN U.S. LONG DISTANCE CORP. AS DEBTOR AND
                     CHARTER FINANCIAL, INC. AS SECURED PARTY

It shall be an Event of Default under the Agreement if at any time during the term of the Agreement Debtor fails to be in compliance with any of the following:

    (i) Debtor's cash flow coverage at each fiscal year shall be 1.25:1 or better;

    (ii) Debtor's Net Worth at each fiscal year end shall be $30 million or greater; and

    (iii) Debtor's debt to Tangible Net Worth ratio at each fiscal year end shall be 2.5:1 or less.

As used herein:

    Cash Flow Coverage means the ratio of (x) the sum of income, depreciation expense and amortization expense (and for fiscal year 1996, restructuring expense and spin off charges) to (y), the sum of current maturities of obligations under capital leases and current maturities of loans, notes and other debts payable;

    Tangible Net Worth means (x) the sum of shareholders equity and the balance due under the subordinated note(s) payable to shareholders, less
    (y) Intangible Assets;

    Intangible Assets means the sum of all accounts receivable from affiliates, good will and all other intangible assets.

In the event that Debtor fails to be in compliance with any of the provisions set forth hereinabove, Debtor may cure the Event of Default resulting from such failure by delivering to Secured Party no later than ninety (90) days following the end of the fiscal year to which such failure applies, a letter of credit in an amount equal to the then present value all remaining payments due under the Agreement, computed using a discount rate of six percent (6%), which letter of credit shall be substantially in the form annexed hereto as exhibit 1, and issued by a bank acceptable to Secured Party (the "LC"). It shall be an Event of Default under the Agreement if Debtor fails to deliver such LC within ninety (90) days after the end of such fiscal year or if at any time prior to the end of the term of the Agreement the LC is not in full force and effect or Secured Party receives notice that the LC will not be replaced or renewed.

    This rider shall be deemed to be an indivisible part of and supplement to the Agreement.

U. S. LONG DISTANCE CORP.                   CHARTER FINANCIAL, INC.

By:  /s/ PHIL STORIN                        By:  /s/ STUART ABRAMSON
   -------------------------                   --------------------------
Title:  Sr. VP & CFO                        Title:  Vice President
      ----------------------                      -----------------------
Date:  11/12/96                             Date:
     -----------------------                     ------------------------

                   LOAN AND SECURITY AGREEMENT Number: 2885

--------------------------------------------------------------------------------
Name of Debtor        :  U. S. Long Distance Corp.
Address               :  9311 San Pedro
                         San Antonio, Texas 78216

Name of Secured Party :  Charter Financial, Inc.
Address               :  153 E. 53rd Street, 55th Floor
                         New York, New York 10022

--------------------------------------------------------------------------------
Quantity  DESCRIPTION OF PERSONAL PROPERTY
(Show:  Manufacturer, Model No., Serial No., Other Identification)

--------------------------------------------------------------------------------

     Various equipment as more fully described on the attached Schedule "A" annexed hereto and made a part hereof.

--------------------------------------------------------------------------------

Location of Equipments:  SEE ATTACHED SCHEDULE "A" FOR EQUIPMENT LOCATIONS

--------------------------------------------------------------------------------
                            SCHEDULE OF OBLIGATIONS

--------------------------------------------------------------------------------

    Loan Amount ("Unpaid Cash Price Balance")     $428,223.25
    Documentation Fees                            $    500.00
    Interest ("Finance Charge")                   $113,816.75
    Time Balance                                  $542,040.00
    Term of Loan                                   60 MONTHS
    Number of Payments                             Sixty (60)
    Payments Payable                                MONTHLY
    Amount of Each Payment:                       $  9,034.00

    Debtor agrees to pay the Time Balance to Secured Party in sixty (60) installments commencing on September 1, 1996 and continuing on the 1st day of each month thereafter until and including August 1, 2001. The first installment shall be in the amount of $9,034.00, the next fifty-eight (58) installments shall each be in the amount of $9,034.00 and the last installment shall be in the amount of $9,034.00.

--------------------------------------------------------------------------------

                           ADDITIONAL TERMS AND CONDITIONS

--------------------------------------------------------------------------------

    1. Grant of Security Interest. Debtor hereby grants to Secured Party a security interest in the personal property described above (hereinafter with all renewals, substitutions and replacements and all parts, repairs, improvements, additions and accessories incorporated therein or affixed thereto referred to as the "Equipment"), together with any and all proceeds thereof and any and all insurance policies and proceeds with respect thereto.

    2. Obligations Secured. The aforesaid security interest is granted by Debtor as security for (a) the payment of the Time Balance (as set forth in the Schedule of Obligations) and the payment and performance of all other indebtedness and obligations now or hereafter owing by Debtor to Secured Party, of any and every kind and description hereunder, and any and all renewals and extensions of the foregoing, and all interest, fees, charges, expenses and attorneys' fees accruing or incurred in connection with any of the foregoing (all of which Time Balance, indebtedness and obligations are hereinafter referred to as the "Liabilities") and (b) the payment and performance of all other indebtedness and obligations now or hereafter owing by Debtor to Secured Party, of any and every kind and description, howsoever arising or evidenced (all of which indebtedness and obligations are hereinafter referred to as the "Other Liabilities"). Subject to Paragraph 15, any nonpayment of any installment or other amounts due hereunder shall result in the obligation on the part of Debtor promptly to pay also an amount equal to five per cent (5%), (or the maximum rate permitted by law, whichever is less) of the installment or other amounts overdue.

    3.  Warranties.  DEBTOR ACKNOWLEDGES THAT SECURED PARTY MAKES NO
WARRANTIES, EXPRESS OR IMPLIED, IN RESPECT OF THE EQUIPMENT, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR ANY PARTICULAR PURPOSE. Secured Party shall not be liable to Debtor for any loss, damage or expense of any kind or nature caused, directly or indirectly, by any Equipment secured hereunder or the use or maintenance thereof or the failure of operation thereof, or the repair, service or adjustment thereof, or by any delay or failure to provide any such maintenance, repairs, service or adjustment, or by any interruption of service or loss of use thereof or for any loss of business howsoever caused. The Equipment shall be shipped directly to Debtor by the supplier thereof and Debtor agrees to accept such delivery. No defect or unfitness of the Equipment, nor any failure or delay on the part of the manufacturer or the shipper of the Equipment to deliver the Equipment or any part thereof to Debtor, shall relieve Debtor of the obligation to pay the Time Balance or any other obligation under this Agreement. Secured Party shall have no obligation under this Agreement in respect of the Equipment and shall have no obligation to install, erect, test, adjust or service the Equipment. Secured Party agrees, so long as there shall not have occurred or be continuing any Event of Default hereunder or event which with lapse of time or notice, or both, might become an Event of Default hereunder, that Secured Party will permit Debtor to enforce in Debtor's own name at Debtor's sole expense any supplier's or manufacturer's warranty or agreement in respect of the Equipment to the extent that such warranty or agreement is assignable.

    4. Assignment. This Agreement shall be assignable by Secured Party, and by its assigns, without the consent of Debtor, but Debtor shall not be obligated to any assignee except upon written notice of such assignment from Secured Party or such assignee. The obligation of Debtor to pay and perform the Liabilities to such assignee shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, and such payments shall be made without interruption or abatement notwithstanding any event or circumstance whatsoever, including, without limitation, the late delivery, non-delivery, destruction or damage of or to the Equipment, the deprivation or limitation of the use of the Equipment, the bankruptcy or insolvency of Secured Party or Debtor or any disaffirmance of this Agreement by or on behalf of Debtor and notwithstanding any defense, set-off, recoupment or counterclaim or any other right whatsoever, whether by reason of breach of this Agreement or of any warranty in respect of the Equipment or otherwise which Debtor may now or hereafter have against Secured Party, and whether any such event shall be by reason of any act or omission of Secured Party (including, without limitation, any negligence of Secured Party) or otherwise; provided, however, that nothing herein contained shall affect any right of Debtor to enforce against Secured Party any claim which

Debtor may have against Secured Party in any manner other than by abatement, attachment or recoupment of, interference with, or set-off, counterclaim or defense against, the aforementioned payments to be made to such assignee. Debtor's undertaking herein to pay and perform the Liabilities to an assignee of Secured Party shall constitute a direct, independent and unconditional obligation of Debtor to said assignee. Said assignee shall have no obligations under this Agreement or in respect of the Equipment and shall have no obligation to install, erect, test, adjust or service the Equipment. Debtor also acknowledges and agrees that any assignee of Secured Party's interest in this Agreement shall have the right to exercise all rights, privileges and remedies (either in its own name or in the name of Secured Party) which by the terms of this Agreement are permitted to be exercised by Secured Party.

    5. Damage to or Loss of the Equipment; Requisition. Debtor assumes and shall bear the entire risk of loss or damage to the Equipment from any and every cause, whatsoever. No loss or damage to the Equipment or any part thereof shall affect any obligation of Debtor with respect to the Liabilities and this Agreement, which shall continue in full force and effect. Debtor shall advise Secured Party in writing promptly of any item of Equipment lost or damaged and of the circumstances and extent of such damage. If the Equipment is totally destroyed, irreparably damaged, lost, stolen or title thereto shall be requisitioned or taken by any governmental authority under the power of eminent domain or otherwise, Debtor shall, at the option of Secured Party, replace the same with like equipment in good repair, condition and working order, or pay to Secured Party all Liabilities due and to become due, less the net amount of the recovery, if any, actually received by Secured Party from insurance or otherwise for such destruction, damage, loss, theft, requisition or taking. Whenever the Equipment is destroyed or damaged and, in the sole discretion of Secured Party, such destruction or damage can be repaired, Debtor shall, at its expense, promptly effect such repairs as Secured Party shall deem necessary for compliance with clause (a) of paragraph 7 below. Any proceeds of insurance received by Secured Party with respect to such reparable damage to the Equipment shall, at the election of Secured Party, be applied either to the repair of the Equipment by payment by Secured Party directly to the party completing the repairs, or to the reimbursement of Debtor for the cost of such repairs; provided, however, that Secured Party shall have no obligation to make such payment or any part thereof until receipt of such evidence as Secured Party shall deem satisfactory that such repairs have been completed and further provided that Secured Party may apply such proceeds to the payment of any of the Liabilities or the Other Liabilities due if at the time such proceeds are received by Secured Party there shall have occurred and be continuing any Event of Default hereunder or any event which with lapse of time or notice, or both, would become an Event of Default. Debtor shall, when and as requested by Secured Party, undertake, by litigation or otherwise, in Debtor's name, the collection of any claim against any person for such destruction, damage, loss, theft, requisition or taking, but Secured Party shall not be obligated to undertake, by litigation or otherwise, the collection of any claim against any person for such destruction, damage, loss, theft, requisition or taking.

    6. Representations and Warranties of Debtor. Debtor represents and warrants that: it has the right, power and authority to enter into and carry out the terms and provisions of this Agreement; this Agreement constitutes a valid obligation of the Debtor and is enforceable in accordance with its terms; and entering into this Agreement and carrying out its terms and provisions will not violate the terms or constitute a breach of any other agreement to which Debtor is a party.

    7. Affirmative Covenants of Debtor. Debtor shall (a) cause the Equipment to be kept in good condition and use the Equipment only in the manner for which it was designed and intended so as to subject it only to ordinary wear and tear and cause to be made all needed and proper repairs, renewals and replacements thereto; (b) maintain at all times property damage, fire, theft and comprehensive insurance for the full replacement value of the Equipment, with loss payable provisions in favor of Secured Party and any assignee of Secured Party as the interests may appear, and maintain public liability insurance in amounts satisfactory to Secured Party, naming Secured Party and any assignee of Secured Party as insureds with all of said insurance and loss payable provisions to be in form, substance and amount and written by companies approved by Secured Party, and deliver the policies therefor, or duplicates thereof, to Secured Party; (c) pay or reimburse Secured Party for any and all taxes, assessments and other governmental charges of whatever kind or character, however designated (together with any penalties, fines or interest thereon) levied or based upon or with respect to the Equipment, the Liabilities or this Agreement or upon the manufacture, purchase, ownership, delivery, possession, use, storage, operation, maintenance, repair, return or other disposition of the Equipment, or upon any receipts or earnings arising therefrom, or for titling or registering the Equipment, or upon the income or other proceeds received with respect to the Equipment or this Agreement provided, however, that Debtor shall pay taxes on or measured by the net income of Secured Party and franchise taxes of Secured Party only to the extent that such net income taxes or franchise taxes are levied or assessed in lieu of any other taxes, assessments or other governmental charges hereinabove described; (d) pay all shipping and delivery charges and other expenses incurred in connection with the Equipment and pay all lawful claims, whether for labor, materials, supplies, rents or services, which might or could if unpaid become a lien on the Equipment; (e) comply with all governmental laws, regulations, requirements and rules, all instructions and warranty requirements of Secured Party or the manufacturer of the Equipment, and with the conditions and requirements of all policies of insurance with respect to the Equipment and this Agreement; (f) mark and identify the Equipment with all information and in such manner as Secured Party may request from time to time and replace promptly any such marking or identification which are removed, defaced or destroyed; (g) at any and all times during business hours, grant to Secured Party free access to enter upon the premises wherein the Equipment shall be located and permit Secured Party to inspect the Equipment; (h) reimburse Secured Party for all charges, costs and expenses (including attorneys' fees) incurred by Secured Party in defending or protecting its interests in the Equipment, in the attempted enforcement or enforcement of the provisions of this Agreement or in the attempted collection or collection of any of the Liabilities; (i) indemnify and hold any assignee of Secured Party, and Secured Party, harmless from and against all claims, losses, liabilities, damages, judgments, suits, and all legal proceedings, and any and all costs and expenses in connection therewith (including attorneys' fees) arising out of or in any manner connected with the manufacture, purchase, ownership, delivery, possession, use, storage, operation, maintenance, repair, return or other disposition of the Equipment or with this Agreement, including, without limitation, claims for injury to or death of persons and for damage to property, and give Secured Party prompt notice of any such claim or liability, provided, however, that the foregoing shall not affect or impair any warranty made by Secured Party; and (j) maintain a system of accounts established and administered in accordance with generally accepted accounting principles and practices consistently applied, and, within thirty
(30) days after the end of each fiscal quarter, deliver to Secured Party a balance sheet as at the end of such quarter and statement of operations for such quarter, and, within one hundred and twenty (120) days after the end of each fiscal year, deliver to Secured Party a balance sheet as at the end of such year and statement of operations for such year, in each case prepared in accordance with generally accepted accounting principles and practices consistently applied and certified by Debtor's chief financial officer as fairly presenting the financial position and results of operation of Debtor, and, in the case of year end financial statements, certified by an independent accounting firm acceptable to Secured Party.

    8. Negative Covenants of Debtor. Debtor shall not (a) create, incur, assume or suffer to exist any mortgage, lien, pledge or other encumbrance or attachment of any kind whatsoever upon, affecting or with respect to the Equipment or this Agreement or any of Debtor's interests hereunder; (b) make any changes or alterations in or to the Equipment except as necessary for compliance with clause (a) of paragraph 7 above; (c) permit the name of any person, association or corporation other than Secured Party to be placed on the Equipment as a designation that might be interpreted as a claim of interest in the Equipment; (d) part with possession or control of or suffer or allow to pass out of its possession or control any of the Equipment or change the location of the Equipment or any part thereof from the location shown above; (e) assign or in any way dispose of all or any part of its rights or obligations under this Agreement or enter into any lease of all or any part of the Equipment; or (f) change its name or address from that set forth above unless it shall have given Secured Party no less than thirty (30) days prior written notice thereof.

    9. Equipment Personalty. The Equipment is, and shall at all times be and remain, personal property notwithstanding that the Equipment or any part thereof may now be, or hereafter become, in any manner affixed or attached to, or imbedded in, or permanently resting upon, real property or attached in any manner to real property by cement, plaster, nails, bolts, screws or otherwise. If requested by Secured Party with respect to any item of Equipment, Debtor will obtain and deliver to Secured Party waivers of interest or liens in recordable form, satisfactory to Secured Party, from all persons claiming any interest in the real property on which such item of Equipment is installed or located.

    10. Events of Default and Remedies. If any one or more of the following events ("Events of Default") shall occur:

    (a) Debtor shall fail to make any payment in respect of the Liabilities when due; or

    (b) any certification, statement, representation, warranty or financial report or statement heretofore or hereafter furnished by or on behalf of Debtor or any guarantor of any or all of the Liabilities proves to have been false in any material respect at the time as of which the facts therein set forth were stated or certified or has omitted any material contingent or unliquidated liability or claim against Debtor or any such guarantor; or

    (c) Debtor or any guarantor of any or all of the Liabilities shall fail to perform or observe any covenant, condition or agreement to be performed or observed by it hereunder or under any guaranty agreement; or

    (d) Debtor or any guarantor of any or all of the Liabilities shall be in breach of or in default in the payment and performance of any obligation relating to any of the Other Liabilities; or

    (e) Debtor or any guarantor of any or all of the Liabilities shall cease doing business as a going concern, make an assignment for the benefit of creditors, admit in writing its inability to pay its debts as they become due, file a petition commencing a voluntary case under any chapter of Title 11 of the United States Code entitled "Bankruptcy" (the "Bankruptcy Code"), be adjudicated an insolvent, file a petition seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar arrangement under any present or future statute, law, rule or regulation or file an answer admitting the material allegations of a petition filed against it in any such proceeding, consent to the filing of such a petition or acquiescence in the appointment of a trustee, receiver or liquidator of it or of all or any part of its assets or properties, or take any action looking to its dissolution or liquidation; or

    (f) an order for relief against Debtor or any guarantor of any or all of the Liabilities shall have been entered under any chapter of the Bankruptcy Code or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, readjustment, liquidation, dissolution or similar relief against Debtor or any guarantor of any or all of the Liabilities under any present or future statute, law, rule or regulation, or within thirty (30) days after the appointment without Debtor's or such guarantor's consent or acquiescence of any trustee, receiver or liquidator of it or such guarantor or of all or any part of its or such guarantor's assets and properties, such appointment shall not be vacated, or an order, judgment or decree shall be entered against Debtor or such guarantor by a court of competent jurisdiction and shall continue in effect for any period of ten (10) consecutive days without a stay of execution, or any execution or writ or process shall be issued under any action or proceeding against Debtor whereby the Equipment or its use may be taken or restrained; or

    (g) Debtor or any guarantor of any or all of the Liabilities shall suffer an adverse material change in its financial condition as compared to such condition as at the date hereof, and as a result of such change in condition Secured Party deems itself or any of the Equipment to be insecure;

then and in any such event, Secured Party may, at the sole discretion of Secured Party, without notice or demand and without limitation of any rights and remedies of Secured Party under the Uniform Commercial Code, take any one or more of the following steps:

    (1) Declare all of the Time Balance to be due and payable, whereupon the same shall forthwith mature and become due and payable as provided for in paragraph 15 below, provided, however, upon the occurrence of any of the events specified in subparagraphs (e) and (f) above, all sums as specified in this clause (1) shall immediately be due and payable without notice to Debtor (the date on which Secured Party declares all of the Time Balance to be due and payable is hereinafter referred to as the "Declaration Date");

    (2) proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceedings, whether for the specific performance of any agreement contained herein, or for an injunction against a violation of any of the terms hereof, or in aid of the exercise of any other right, power or remedy granted hereby or by law, equity or otherwise; and

    (3) at any time and from time to time, with or without judicial process and the aid or assistance of others, enter upon any premises wherein any of the Equipment may be located and, without resistance or interference by Debtor, take possession of the Equipment on any such premises, and require Debtor to assemble and make available to Secured Party at the expense of Debtor any part or all of the Equipment at any place or time designated by Secured Party; and remove any part or all of the Equipment from any premises wherein the same may be located for the purpose of effecting the sale or other disposition thereof; and sell, resell, lease, assign and deliver, grant options for or otherwise dispose of any or all of the Equipment in its then condition or following any commercially reasonable preparation or processing, at public or private sale or proceedings, by one or more contracts, in one or more parcels, at the same or different times, with or without having the Equipment at the place of sale or other disposition, for cash and/or credit, and upon any terms, at such place(s) and time(s) and to such persons, firms or corporations as Secured Party shall deem best, all without demand for performance or any notice or advertisement whatsoever, except that Debtor shall be given five (5) business days' written notice of the place and time of any public sale or of the time after which any private sale or other intended disposition is to be made, which notice Debtor hereby agrees shall be deemed reasonable notice thereof. If any of the Equipment is sold by Secured Party upon credit or for future delivery, Secured Party shall not be liable for the failure of the purchaser to pay for same and in such event Secured Party may resell such Equipment. Secured Party may buy any part or all of the Equipment at any public sale and if any part or all of the Equipment is of a type customarily sold in a recognized market or which is the subject of widely distributed standard price quotations Secured Party may buy at private sale and may make payment therefor by application of all or a part of the Liabilities and of all or a part of any Other Liabilities. Any personalty in or attached to the Equipment when repossessed may be held by Secured Party without any liability arising with respect thereto, and any and all claims in connection with such personalty shall be deemed to have been waived unless notice of such claim is made by certified or registered mail upon Secured Party within three business days after repossession.

Secured Party shall apply the cash proceeds from any sale or other disposition of the Equipment first, to the reasonable expenses of re-taking, holding, preparing for sale, selling, leasing and the like, and to reasonable attorneys' fees and other expenses which are to be paid or reimbursed to Secured Party pursuant hereto, and second, to all outstanding portions of the Liabilities and to any Other Liabilities in such order as Secured Party may elect, and third, any surplus to Debtor, subject to any duty of Secured Party imposed by law to the holder of any subordinate security interest in the Equipment known to Secured Party; provided however, that Debtor shall remain liable with respect to unpaid portions of the Liabilities owing by it and will pay Secured Party on demand any deficiency remaining with interest as provided for in paragraph 15 below.

    11. Secured Party's Right to Perform for Debtor. If Debtor fails to perform or comply with any of its agreements contained herein Secured Party may perform or comply with such agreement and the amount of any payments and expenses incurred by Secured Party in connection with such performance or compliance, together with interest thereon at the rate provided for in paragraph 15 below, shall be deemed a part of the Liabilities and shall be payable by Debtor upon demand.

    12. Further Assurances. Debtor will cooperate with Secured Party for the purpose of protecting the interests of Secured Party in the Equipment, including, without limitation, the execution of all Uniform Commercial Code financing statements requested by Secured Party. Secured Party and any assignee of Secured Party are each authorized to the extent permitted by applicable law to file one or more Uniform Commercial Code financing statements disclosing any security interest in the Equipment without the signature of Debtor or signed by Secured Party or any assignee of Secured Party as attorney-in-fact for Debtor. Debtor will pay all costs of filing any financing, continuation or termination statements with respect to this Agreement, including, without limitation, any documentary stamp taxes relating thereto. Debtor will do whatever may be necessary to have a statement of the interest of Secured Party and of any assignee of Secured Party in the Equipment noted on any certificate of title relating to the Equipment and will deposit said certificate with Secured Party or such assignee. Debtor shall execute and deliver to Secured Party, upon request, such other instruments and assurances as Secured Party deems necessary or advisable for the implementation, effectuation, confirmation or perfection of this Agreement and any rights of Secured Party hereunder.

    13. Non-Waiver; Etc. No course of dealing by Secured Party or Debtor or any delay or omission on the part of Secured Party in exercising any rights hereunder shall operate as a waiver of any rights of Secured Party. No waiver or consent shall be binding upon Secured Party unless it is in writing and signed by Secured Party. A waiver on any one occasion shall not be construed as a bar to or a waiver of any right and/or remedy on any future occasion. To the extent permitted by applicable law, Debtor hereby waives the benefit and advantage of, and covenants not to assert against Secured Party, any valuation, inquisition, stay, appraisement, extension or redemption laws now existing or which may hereafter exist which, but for this provision, might be applicable to any sale or other disposition made under the judgment, order or decree of any court or under the powers of sale and other disposition conferred by this Agreement or otherwise. Debtor hereby waives any right to a jury trial with respect to any matter arising under or in connection with this Agreement.

    14. Entire Agreement; Severability; Etc. This Agreement constitutes the entire agreement between Secured Party and Debtor and all conversations, agreements and representations relating to this Agreement or to the Equipment are integrated herein. If any provision hereof or any remedy herein provided for shall be invalid under any applicable law, such provision or remedy shall be inapplicable and deemed omitted, but the remaining provisions and remedies hereunder shall be given effect in accordance with the intent hereof. Neither this Agreement nor any term hereof may be changed, discharged, terminated or waived except in an instrument in writing signed by the party against which enforcement of the change, discharge, termination or waiver is sought. This Agreement shall in all respects be governed by and construed in accordance with the internal laws of the State of New York, including all matters of construction, validity and performance, and shall be deemed a purchase money security agreement within the meaning of the Uniform Commercial Code. The captions in this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof. This Agreement shall inure to the benefit of and be binding upon Secured Party and Debtor and their respective successors and assigns, subject, however, to the limitations set forth in this Agreement with respect to Debtor's assignment hereof. No right or remedy referred to in this Agreement is intended to be exclusive but each shall be cumulative and in addition to any other right or remedy referred to in this Agreement or otherwise available to Secured Party at law or in equity, and shall be in addition to the provisions contained in any instrument referred to herein and any instrument supplemental hereto. Debtor shall be liable for all costs and expenses, including attorneys' fees and disbursements, incurred by reason of the occurrence of any Event of Default or the exercise of Secured Party's remedies with respect thereto. Time is of the essence with respect to this Agreement and all of its provision.

    15. Prepayment; Rebate; Interest. Except for the installment payments of the Time Balance as set forth in the Schedule of Obligations, the Debtor may not prepay the Time Balance, in whole or in part, at any time. In the event Secured Party declares all of the Time Balance to be due and payable pursuant to clause
(1) of paragraph 10 above, Debtor shall pay to Secured Party an amount equal to the sum of (a) all accrued and unpaid amounts as of the Declaration Date plus interest thereon, and (b) the present value of all future installments set forth in this Agreement over the remaining unexpired term of this Agreement discounted to present value using a discount rate of six percent (6%), provided that the amount of the Finance Charge earned by Secured Party computed as aforesaid shall not exceed the highest amount permitted by applicable law. The Time Balance as reduced to present value in accordance with the preceding sentence shall bear interest from and after the Declaration Date, and all other Liabilities due and payable under the Agreement (including past due installments) shall bear interest from and after their respective due dates, at the lesser of 1.5% per month or the highest rate permitted by applicable law, provided, however, that Debtor shall have no obligation to pay any interest on interest except to the extent permitted by applicable law.

    16. Consent to Jurisdiction. Debtor hereby irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in such state in connection with any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Any such action or proceeding will be maintained in the United States District Court for the Southern District of New York or in any court of the State of New York located in the County of New York and Debtor waives any objections based upon venue or forum non conveniens in connection with any such action or proceeding. Debtor consents that process in any such action or proceeding may be served upon it by registered mail directed to Debtor at its address set forth at the head of this Agreement or in any other manner permitted by applicable law or rules of court. Debtor hereby irrevocably appoints Secretary of State of the State of New York as its agent to receive service of process in any such action or proceeding.

    17. Notices. Notice hereunder shall be deemed given if served personally or by certified or registered mail, return receipt requested, to Secured Party and Debtor at their respective addresses set forth at the head of this Agreement. Any party hereto may from to time by written notice to the other change the address to which notices are to be sent to such party. A copy of any notice sent by Debtor to Secured Party shall be concurrently sent by Debtor to any assignee of Secured Party of which Debtor has notice.

    The Debtor agrees to all the provisions set forth above. This Agreement is executed pursuant to due authorization. DEBTOR ACKNOWLEDGES RECEIPT OF A SIGNED TRUE COPY OF THIS AGREEMENT.



Accepted on August 30, 1996                 Date  August 29, 1996

CHARTER FINANCIAL, INC.                     U. S. LONG DISTANCE CORP.   (Debtor)
(Secured Party)                             ----------------------------
                                            (Signature of Proprietor or name of
                                            Corporation or Partnership)


By  /s/ STUART ABRAMSON, VP                 By  /s/ PHIL STORIN
   -------------------------                   --------------------------
Its  Vice President                         Its  Sr. VP & CFO
   --------------------------                   --------------------------
    (Title of Officer)                      (if Corporation, President or Vice
                                            President should sign and give
                                            official title; if Partnership,
                                            state partner)

     RIDER TO LOAN AND SECURITY AGREEMENT NO. 2885 DATED AUGUST 29, 1996
      (the "AGREEMENT") BETWEEN U.S. LONG DISTANCE CORP. AS DEBTOR AND
                     CHARTER FINANCIAL, INC. AS SECURED PARTY

It shall be an Event of Default under the Agreement if at any time during the term of the Agreement Debtor fails to be in compliance with any of the following:

    (i) Debtor's cash flow coverage at each fiscal year shall be 1.25:1 or better;

    (ii) Debtor's Net Worth at each fiscal year end shall be $30 million or greater; and

    (iii) Debtor's debt to Tangible Net Worth ratio at each fiscal year end shall be 2.5:1 or less.

    As used herein:

     Cash Flow Coverage means the ratio of (x) the sum of income, depreciation expense and amortization expense (and for fiscal year 1996, restructuring expense and spin off charges) to (y), the sum of current maturities of obligations under capital leases and current maturities of loans, notes and other debts payable;

     Tangible Net Worth means (x) the sum of shareholders equity and the balance due under the subordinated note(s) payable to shareholders, less
     (y) Intangible Assets;

     Intangible Assets means the sum of all accounts receivable from affiliates, good will and all other intangible assets.

In the event that Debtor fails to be in compliance with any of the provisions set forth hereinabove, Debtor may cure the Event of Default resulting from such failure by delivering to Secured Party no later than ninety (90) days following the end of the fiscal year to which such failure applies, a letter of credit in an amount equal to the then present value all remaining payments due under the Agreement, computed using a discount rate of six percent (6%), which letter of credit shall be substantially in the form annexed hereto as exhibit 1, and issued by a bank acceptable to Secured Party (the "LC"). It shall be an Event of Default under the Agreement if Debtor fails to deliver such LC within ninety
(90) days after the end of such fiscal year or if at any time prior to the end of the term of the Agreement the LC is not in full force and effect or Secured Party receives notice that the LC will not be replaced or renewed.

    This rider shall be deemed to be an indivisible part of and supplement to the Agreement.

U. S. LONG DISTANCE CORP.                   CHARTER FINANCIAL, INC.

By:  /s/ PHIL STORIN                        By:  /s/ STUART ABRAMSON
   -------------------------                   --------------------------
Title:  Sr. VP & CFO                        Title:  Vice President
      ----------------------                      -----------------------
Date:  11/12/96                             Date:
     -----------------------                     ------------------------